UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21979

Nuveen Investment Trust V

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kathleen L. Prudhomme

Vice President and Secretary

901 Marquette Avenue

Minneapolis, Minnesota 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: July 31

Date of reporting period: July 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Asset Allocation Funds

Annual Report July 31, 2017

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R6	Class I

Nuveen Multi-Asset Income Fund	NMKAX	NMKCX	NMKRX	NMKIX
Nuveen Multi-Asset Income Tax-Aware Fund	NMXAX	NMXCX	NMXRX	NMXIX

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Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

Some of the key assumptions driving the markets higher at the beginning of 2017 have recently come into question. Following the collapse of the health care reform bill in the Senate, investors are concerned about President Trump’s ability to accomplish the remainder of his pro-growth fiscal agenda, including tax reform and large infrastructure projects. Economic growth projections, in turn, have been lowered and with inflation recently waning, the markets are expecting fewer rate hikes from the Federal Reserve (Fed) than the Fed itself had predicted. Yet, asset prices continued to rise.

Investors have largely looked beyond policy disappointments and focused instead on the healthy profits reported by U.S. companies during the first two quarters of 2017. U.S. growth has remained slow and steady, European growth has surprised to the upside and concern that China would decelerate too rapidly has eased, further contributing to an optimistic tone in the markets. Additionally, political risk in Europe has moderated, with the election of mainstream candidates in the Dutch and French elections earlier this year.

The remainder of the year could bring challenges to this benign macro environment. The U.S. government voted to temporarily increase the nation’s debt limit, but the debate will resume again in December when the current extension of the debt limit expires. In addition, the need for disaster relief and recovery following Hurricanes Harvey and Irma has further muddied the outlook on the White House’s promised agenda. Markets will be watching the “Brexit” negotiations and the North American Free Trade Agreement (NAFTA) talks while assessing the implications for key trade and political partnerships. A tightening of financial conditions in China or a more aggressive-than-expected policy action from the Fed, European Central Bank or Bank of Japan could also turn into headwinds. On the geopolitical front, tensions with North Korea may continue to flare.

Market volatility readings have been remarkably low lately, but conditions can change quickly. As market conditions evolve, Nuveen remains committed to rigorously assessing opportunities and risks. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

September 20, 2017

4	NUVEEN

Portfolio Manager’s

Comments

Nuveen Multi-Asset Income Fund

Nuveen Multi-Asset Income Tax-Aware Fund

These Funds feature portfolio management by Nuveen Investment Advisers, LLC, an affiliate of Nuveen, LLC. Derek Sasveld, CFA, is the portfolio manager for the two Funds. He has managed the Funds since their inception in 2016.

Here Derek discusses U.S. economic and market conditions, key investment strategies and the performance of the Funds during the abbreviated reporting period since the Fund’s commencement of operations on September 26, 2016 through July 31, 2017.

What factors affected the U.S. economy and the markets during the abbreviated annual reporting period ended July 31, 2017?

During the abbreviated reporting period, the U.S. economy continued to grow moderately, now ranking the current expansion as the third-longest since World War II, according to the National Bureau of Economic Research. The second half of 2016 saw a short-term boost in economic activity, driven by a one-time jump in exports during the third quarter, but the economy resumed a below-trend pace in the fourth quarter of 2016 and first quarter of 2017. The Bureau of Economic Analysis reported an annual growth rate of 3.0% for the U.S. economy in the second quarter of 2017, as measured by the “second” estimate of real gross domestic product (GDP), which is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. Growth in the second quarter was boosted by stronger consumer spending and business investment, which helped offset weaker government spending. By comparison, the annual GDP growth rate in the first quarter of 2017 was 1.2%.

Despite the slowdown in early 2017, other data pointed to positive momentum. The labor market continued to tighten, inflation ticked higher, and consumer and business confidence surveys reflected optimism about the economy’s prospects. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.3% in July 2017 from 4.9% in July 2016 and job gains averaged around 181,000 per month for the past twelve months. Higher oil prices helped drive a steady increase in inflation over this reporting period. The Consumer Price Index (CPI) increased 1.7% over the twelve-month reporting period ended July 31, 2017 on a seasonally adjusted basis, as reported by the Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 1.7% during the same period, slightly below the Federal Reserve’s (Fed) unofficial longer term inflation objective of 2.0%. The housing market also continued to improve, with historically low mortgage rates and low inventory driving home prices higher. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 5.8% annual gain in June 2017 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 4.9% and 5.7%, respectively.

The U.S. economic outlook struck a more optimistic tone, prompting the Fed’s policy making committee to raise its main benchmark interest rate in December 2016, March 2017 and June 2017. These moves were widely expected by the markets and, while the Fed acknowledged in its June 2017 statement that inflation has remained unexpectedly low, an additional increase is anticipated later in 2017 as the Fed seeks to gradually “normalize” interest rates. Also after the June 2017 meeting, the Fed revealed its plan to begin shrinking its balance sheets by allowing a small amount of maturing Treasury and mortgage securities to roll off without reinvestment. The timing of this is less certain, however, as it depends on whether the economy performs in line with the Fed’s expectations. As expected, the Fed left rates unchanged at its July 2017 meeting.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Manager’s Comments (continued)

Politics also dominated the headlines in this reporting period with two major electoral surprises: the U.K.’s vote to leave the European Union and Donald Trump’s win in the U.S. presidential race. Market volatility increased as markets digested the initial shocks, but generally recovered and, in the case of the “Trump rally,” U.S. equities saw significant gains. Investors also closely watched elections across Europe. To the markets’ relief, more mainstream candidates were elected in the Dutch and French elections in the spring of 2017. However, Britain’s June 2017 snap election unexpectedly overturned the Conservative Party’s majority in Parliament, which increased uncertainties about the Brexit negotiation process. Additionally, in the U.S., legislative delays with health care reform dimmed the prospects for President Trump’s tax cuts and other fiscal stimulus, while investors braced for a showdown in Congress over increasing the nation’s debt limit. Toward the end of the reporting period, escalating tensions between the U.S. and North Korea led to some near-term volatility in global equity shares to the benefit of perceived safe-haven assets such as gold, U.S. Treasury bonds and Japanese yen.

Stocks outperformed bonds in the abbreviated reporting period. Emerging market stocks were the top performing asset class, as investors remained comfortable with the Fed’s conservative pace of rate increases. International and U.S. stocks also appreciated strongly amid a favorable macro backdrop and low inflation. However, real estate investment trusts (REITs) lagged, as weakness in the retail sector weighed on results, while commodity-related investments continued to be hampered by supply gluts in the agriculture and energy sectors. Despite a steep decline after the U.S. presidential election, bond markets largely recovered their losses by the end of the reporting period. The Fed’s rate hikes lifted interest rates on the short end of the spectrum, but intermediate- and longer-term rates remained relatively stable as investors have been satisfied with the Fed’s gradual pace of tightening. Muted inflation, moderate economic growth and strong corporate and real estate fundamentals helped non-government bond sectors outperform Treasuries during the abbreviated reporting period.

How did the Funds perform during this abbreviated reporting period ended July 31, 2017?

The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for the abbreviated reporting period from the Funds’ commencement of operation on September 26, 2016 through July 31, 2017. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of the appropriate blended benchmark, primary Index and Lipper classification average. A more detailed account of each Fund’s performance is provided later in the report.

Nuveen Multi-Asset Income Fund

What was the Fund’s investment strategy and how did the Fund perform during the abbreviated reporting period ended July 31, 2017?

The Fund’s Class A Shares at NAV outperformed the Bloomberg Barclays U.S. Universal Index and the Nuveen Multi-Asset Income Fund Blended Benchmark, which represents a blended return composed of 60% Bloomberg Barclays U.S. Universal Index and 40% MSCI All-Country World Index, but underperformed the Lipper classification average for the abbreviated reporting period ended July 31, 2017.

The Fund’s principal investment objective is current income, with a secondary objective of capital appreciation. The Fund pursues these investment objectives by targeting a strategic mix of debt, equity and other investments designed to provide current income and capital appreciation and making tactical changes to the exposures as market and economic conditions warrant. The Fund may invest in these securities either directly, or indirectly through investments in underlying funds, which may include mutual funds, exchange-traded funds (ETFs) and closed-end investment companies. In allocating its investments, the Fund has the flexibility to invest among asset classes in any proportion, except that the Fund may not invest more than 70% of its net assets in equity securities (which include underlying funds that invest at least 80% of their net assets in equity securities). The Fund may employ an option writing strategy that seeks to produce option premiums for the purpose of enhancing the Fund’s total returns over time.

During the abbreviated reporting period, we remained lower on interest rate duration in the Fund than the Nuveen Multi-Asset Income Fund Blended Benchmark primarily through allocations to floating rate senior bank loans, which contributed modestly to relative performance. The Fund also benefited from gains in preferred securities, which we believed were the most attractive credit assets. High yield bond holdings that are lower than typical for the Fund but nonetheless represent a substantial overweight to the Blended Benchmark, also added value. Net overweights to credit (and to some extent, to equity) are funded by underweights to sovereign bonds.

6	NUVEEN

Equity positioning has consistently emphasized unhedged equities outside the United States in both developed and emerging countries. In particular, the Fund’s emerging market exposure added value. Emerging markets finished with the strongest risk-adjusted performance, attributable to positive asset flows and momentum as the asset class saw growth in earnings and valuations. Structural allocations to income-producing equities, however, offset some of the added value elsewhere. U.S. equities have also been de-emphasized via the option overlay in the Fund, which sells options to harvest index option premium covered by existing long equity security holdings. Although modest in size, the overlay detracted as U.S. equities provided strong absolute returns.

Real assets significantly detracted from performance, most notably overweights to master limited partnerships (MLPs), which are publicly traded partnerships operating businesses in the energy sector. MLPs continue to pay high levels of income but trailed broad equities as energy prices declined. The Organization of Petroleum Exporting Countries’ (OPEC) May announcement of a nine-month extension of production restrictions was viewed as less than credible by markets, exacerbated by strong U.S. shale production and higher inventory levels.

What were the Fund’s portfolio allocations over the abbreviated reporting period ended July 31, 2017?

In seeking the Fund’s primary objective of current income, the asset mix was tilted toward fixed income investments over equities and real assets. Within the Fund’s fixed income positioning, relative to the Bloomberg Barclays U.S. Universal Index, we remained overweight to lower rated, higher yielding bonds and underweight to U.S. Treasuries. Relative to the MSCI All-Country World Index, the Fund held an underweight allocation to equities and an overweight to real assets.

At the end of the reporting period, the Nuveen Multi-Asset Income Fund’s top five holdings were:

Holding	Weighting
Nuveen Symphony Floating Rate Income Fund	12.4%
Nuveen High Yield Municipal Bond Fund	9.7%
Nuveen Core Plus Bond Fund	9.7%
Nuveen Preferred Securities Fund	7.0%
TIAA-CREF High Yield Fund	6.7%

During this abbreviated reporting period, we worked to fully invest the Fund. By July 31, 2017, the Fund’s largest allocations were in U.S. equity, international developed equity, U.S. high yield, core fixed income and bank loans.

The Fund employed an option-writing strategy during this abbreviated reporting period. As part of its overwrite strategy, the Fund purchased a small amount of call option, and the effect of these activities on performance was negligible during the period. The Fund also sold call options on equity indices as per its stated strategy, with the notional amount of these options averaging 10% of the Fund’s assets. These positions had a negative effect on performance for the period. The Fund can also buy and sell put options on up to 5% of its portfolio. These positions had a small negative impact on the performance during the abbreviated reporting period.

Nuveen Multi-Asset Income Tax-Aware Fund

What was the Fund’s investment strategy and how did the Fund perform during the abbreviated reporting period ended July 31, 2017?

The Fund’s Class A Shares at NAV outperformed the S&P Municipal Bond Index but underperformed the Nuveen Multi-Asset Income Tax-Aware Fund Blended Benchmark, which represents a blended return comprised of 60% S&P Municipal Bond Index and 40% MSCI All-Country World Index, and the Lipper classification average for the abbreviated reporting period ended July 31, 2017.

The Fund’s principal investment objective is current income, a portion of which is exempt from regular federal income tax, with a secondary objective of capital appreciation. The Fund pursues these investment objectives by targeting a strategic mix of tax-exempt and taxable debt, equity and other investments designed to provide tax-efficient current income and capital appreciation, and making tactical changes to the exposures as market and economic conditions warrant. The Fund may invest in these securities either directly, or indirectly through investments in underlying funds, which may include mutual funds, exchange-traded funds (ETFs) and

NUVEEN	7

Portfolio Manager’s Comments (continued)

closed-end investment companies. In order to pass municipal bond interest through to its shareholders, at least 50% of the value of the Fund’s total assets much be invested in tax-exempt securities or underlying funds that generate tax-exempt income at the end of each quarter of its taxable year. Subject to this restriction, the Fund has the flexibility to invest among asset classes in any proportion. The Fund may employ an option writing strategy that seeks to produce option premiums for the purpose of enhancing the Fund’s total returns over time.

The Fund seeks tax-efficient management using techniques and strategies such as investing in municipal securities, investing in taxable securities where after-tax valuations are favorable, attempting to minimize net realized short-term capital gains and employing a long-term approach to investing. In this abbreviated reporting period, credit holdings generated added value relative to the Nuveen Multi-Asset Income Tax-Aware Fund Blended Benchmark, with high yield exposure contributing significantly. Inverse floaters and longer maturity bonds were chiefly responsible as municipal yield curves flattened. The lowest rated municipal bonds were the only sector by credit rating that declined, and did so substantially. Avoidance of the worst-quality bonds, particularly from Puerto Rico, thus also added value for the reporting period. On the other hand, underweights to tobacco and life care bonds detracted. Our efforts to bring the interest rate sensitivity of the Fund closer to benchmark levels overall by the use of interest rate derivatives or holding higher than typical amounts of short duration municipal strategies did not add return for the reporting period, but did lower Fund volatility.

Equity positioning has consistently emphasized unhedged equities outside the United States in both developed and emerging countries. In particular, the Fund’s emerging market exposure added value. Emerging markets finished with the strongest risk-adjusted performance, attributable to positive asset flows and momentum as the asset class saw growth in earnings and valuations. Structural allocations to income-producing equities, however, offset some of the added value elsewhere. U.S. equities have also been deemphasized via the option overlay in the Fund, which sells options to harvest index option premium covered by existing long equity security holdings. Although modest in size, the overlay detracted as U.S. equities provided strong absolute returns.

Real assets significantly detracted from performance, most notably overweights to MLPs, which continue to pay high levels of income but trailed broad equities as energy prices declined. The OPEC May announcement of a nine-month extension of production restrictions was viewed as less than credible by markets, exacerbated by strong U.S. shale production and higher inventory levels.

What were the Fund’s portfolio allocations over the abbreviated reporting period ended July 31, 2017?

In seeking the Fund’s primary objective of tax-efficient current income, the asset mix was tilted toward municipal fixed income investments over equities and real assets. The Fund’s fixed income positioning, relative to the S&P Municipal Bond Index, was overweight to lower rated, higher yielding municipal bonds and underweight to U.S. Treasuries. Relative to the MSCI All-Country World Index, the Fund held an underweight allocation to equities and an overweight to real assets.

At the end of the reporting period, the Nuveen Multi-Asset Income Tax-Aware Fund’s top five holdings were:

Holding	Weighting
Nuveen High Yield Municipal Bond Fund	19.1%
Nuveen Short Duration High Yield Municipal Bond Fund	13.2%
Nuveen All American Municipal Bond Fund	9.5%
TIAA-CREF Emerging Markets Equity Index Fund	7.9%
Nuveen Limited Term Municipal Bond Fund	7.4%

During this abbreviated reporting period, we worked to fully invest the Fund. By July 31, 2017, the Fund’s largest allocations were in investment grade municipals, high yield municipals, U.S. equity, international developed equity and real assets.

The Fund employed an option-writing strategy during this abbreviated reporting period. As part of its overwrite strategy, the Fund purchased a small amount of call option, and the effect of these activities on performance was negligible during the period. The Fund also sold call options on equity indices as per its stated strategy, with the notional amount of these options averaging 10% of the Fund’s assets. These positions had a negative effect on performance for the period. The Fund can also buy and sell put options on up to 5% of its portfolio. These positions had a small negative impact on the performance during the abbreviated reporting period.

8	NUVEEN

Risk Considerations

and Dividend Information

Risk Considerations

Nuveen Multi-Asset Income Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved and the advisor’s asset allocation and investment strategies may not perform as expected. A multi-manager approach may result in the managers making investment decisions in conflict with each other which could increase the Fund’s turnover rate and expenses and result in higher taxes. The Fund has the ability to invest in other funds (“underlying funds”). Shareholders indirectly bear their proportionate share of the expenses of the underlying funds, and the Fund is subject to the risks of the underlying funds. Debt securities may be susceptible to general movements in the bond market and are subject to credit and interest rate risks. Prices of equity securities may decline significantly over short or extended periods of time. Credit risk arises from an issuer’s ability to make interest and principal payments when due, as well as the prices of bonds declining when an issuer’s credit quality is expected to deteriorate. Interest rate risk occurs when interest rates rise causing bond prices to fall. The Fund’s income could decline during periods of falling interest rates. Investments in below investment grade high yield securities are subject to liquidity risk and heightened credit risk. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. The value of call options sold (written) by the Fund will fluctuate and the Fund may not participate in any appreciation of its portfolio as fully as it would if the Fund did not sell call options, and the Fund will continue to bear the risk of declines in the value of its portfolio. These and other risks of the Fund and the underlying funds, such as bond market liquidity, derivatives, loan, municipal securities, real estate investment, and sector risks, are described in detail in the Fund’s prospectus.

Nuveen Multi-Asset Income Tax-Aware Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved and the advisor’s asset allocation and investment strategies may not perform as expected. A multi-manager approach may result in the managers making investment decisions in conflict with each other which could increase the Fund’s turnover rate and expenses and result in higher taxes. The Fund has the ability to invest in other funds (“underlying funds”). Shareholders indirectly bear their proportionate share of the expenses of the underlying funds, and the Fund is subject to the risks of the underlying funds. The value of municipal securities may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Income from municipal bonds held by the Fund could be declared taxable because of, among other things, unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliance conduct of a bond issuer. Debt securities may be susceptible to general movements in the bond market and are subject to credit and interest rate risks. Prices of equity securities may decline significantly over short or extended periods of time. Credit risk arises from an issuer’s ability to make interest and principal payments when due, as well as the prices of bonds declining when an issuer’s credit quality is expected to deteriorate. Interest rate risk occurs when interest rates rise causing bond prices to fall. The Fund’s income could decline during periods of falling interest rates. Investments in below investment grade high yield securities are subject to liquidity risk and heightened credit risk. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. The value of call options sold (written) by the Fund will fluctuate and the Fund may not participate in any appreciation of its portfolio as fully as it would if the Fund did not sell call options, and the Fund will continue to bear the risk of declines in the value of its portfolio. The use of tax-aware strategies may result in the Fund providing a lower return before consideration of federal income tax consequences than other mutual funds that are not tax-managed and there is no guarantee that these strategies will be successful. These and other risks of the Fund and the underlying funds, such as bond market liquidity, derivatives, inverse floaters, loan, real estate investment, and sector risks, are described in detail in the Fund’s prospectus.

NUVEEN	9

Risk Considerations and Dividend Information (continued)

Dividend Information

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of July 31, 2017, the Funds had positive UNII balances for tax purposes and for financial reporting purposes.

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6—Income Tax Information within the Notes to Financial Statements of this report.

10	NUVEEN

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance current to the most recent month-end visit nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

NUVEEN	11

Fund Performance and Expense Ratios (continued)

Nuveen Multi-Asset Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Total Returns as of July 31, 2017

Cumulative
Since Inception
Class A Shares at NAV	7.06%
Class A Shares at maximum Offering Price	0.90%
Bloomberg Barclays U.S. Universal Index	0.44%
Lipper Flexible Portfolio Funds Classification Average	8.58%
Nuveen Multi-Asset Income Fund Blended Benchmark	6.70%

Class C Shares	6.42%
Class R6 Shares	7.30%
Class I Shares	7.30%

Total Returns as of June 30, 2017 (Most Recent Calendar Quarter)

Cumulative
Since Inception
Class A Shares at NAV	5.50%
Class A Shares at maximum Offering Price	(0.56)%
Class C Shares	4.93%
Class R6 Shares	5.72%
Class I Shares	5.72%

Since inception returns are from 9/26/16. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R6	Class I
Gross Expense Ratios*	1.94%	2.69%	1.59%	1.69%
Net Expense Ratios	1.01%	1.76%	0.66%	0.76%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through November 30, 2018 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.60% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. This expense limitation will not be terminated prior to November 30, 2018 without the approval of the Board of Trustees of the Fund. In addition to the foregoing waiver, the Fund’s investment adviser also has contractually agreed to reimburse the Fund for that portion of acquired fund fees and expenses that is attributable to the indirect management fees incurred through the Fund’s investments in affiliated underlying funds. The amount of this reimbursement will fluctuate depending on the Fund’s daily allocations to affiliated underlying funds. This reimbursement is expected to remain in effect permanently and it cannot be terminated without the approval of the Board of Trustees of the Fund. Fee waivers and/or expense reimbursements in the table are based on estimated allocations and estimated other expenses for the current fiscal year.

*	The gross expense ratios include acquired fund fees and expenses of 0.47%, which reflect the fees and expenses of the underlying funds in which the Fund invests.

12	NUVEEN

Growth of an Assumed $10,000 Investment as of July 31, 2017 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	13

Nuveen Multi-Asset Income Tax-Aware Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Total Returns as of July 31, 2017

Cumulative
Since Inception
Class A Shares at NAV	5.43%
Class A Shares at maximum Offering Price	(0.63)%
S&P Municipal Bond Index	0.56%
Lipper Flexible Portfolio Funds Classification Average	8.58%
Nuveen Multi-Asset Income Tax-Aware Fund Blended Benchmark	6.77%

Class C Shares	4.79%
Class R6 Shares	5.67%
Class I Shares	5.67%

Total Returns as of June 30, 2017 (Most Recent Calendar Quarter)

Cumulative
Since Inception
Class A Shares at NAV	3.95%
Class A Shares at maximum Offering Price	(2.02)%
Class C Shares	3.33%
Class R6 Shares	4.12%
Class I Shares	4.12%

Since inception returns are from 9/26/16. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R6	Class I
Gross Expense Ratios*	1.77%	2.52%	1.46%	1.52%
Net Expense Ratios	0.95%	1.70%	0.64%	0.70%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through November 30, 2018 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.60% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. This expense limitation will not be terminated prior to November 30, 2018 without the approval of the Board of Trustees of the Fund. In addition to the foregoing waiver, the Fund’s investment adviser also has contractually agreed to reimburse the Fund for that portion of acquired fund fees and expenses that is attributable to the indirect management fees incurred through the Fund’s investments in affiliated underlying funds. The amount of this reimbursement will fluctuate depending on the Fund’s daily allocations to affiliated underlying funds. This reimbursement is expected to remain in effect permanently and it cannot be terminated without the approval of the Board of Trustees of the Fund. Fee waivers and/or expense reimbursements in the table are based on estimated allocations and estimated other expenses for the current fiscal year.

*	The gross expense ratios include acquired fund fees and expenses of 0.39%, which reflect the fees and expenses of the underlying funds in which the Fund invests.

14	NUVEEN

Growth of an Assumed $10,000 Investment as of July 31, 2017 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	15

Yields as of July 31, 2017

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. Refer to the Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

Nuveen Multi-Asset Income Fund

	Share Class
	Class A1	Class C	Class R6	Class I
Dividend Yield	3.39%	2.87%	3.82%	3.82%
SEC 30-Day Yield – Subsidized	3.60%	3.07%	4.06%	4.06%
SEC 30-Day Yield – Unsubsidized	0.78%	0.08%	1.07%	1.07%

Nuveen Multi-Asset Income Tax-Aware Fund

	Share Class
	Class A1	Class C	Class R6	Class I
Dividend Yield	2.70%	2.13%	3.10%	3.10%
SEC 30-Day Yield – Subsidized	2.87%	2.30%	3.29%	3.29%
SEC 30-Day Yield – Unsubsidized	0.30%	—	0.56%	0.56%

1	The SEC Yield for Class A Shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

16	NUVEEN

Holding

Summaries as of July 31, 2017

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

A copy of the most recent financial statements for the underlying funds can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov. A copy of the most recent financial statements for the affiliated underlying funds are also available by calling Nuveen at (800) 257-8787 or on its website at http://www.nuveen.com.

Nuveen Multi-Asset Income Fund

Fund Allocation

(% of net assets)

Common Stocks	22.8%
Convertible Preferred Securities	0.2%
$25 Par (or similar) Retail Preferred	0.2%
Non-Affiliated Exchange-Traded Funds	4.8%
Affiliated Investment Companies	72.6%
Other Assets Less Liabilities	(0.6)%
Net Assets	100%

Top Five Holdings

(% of net assets)

Nuveen Symphony Floating Rate Income Fund (Class R6)	12.4%
Nuveen High Yield Municipal Bond Fund (Class R6)	9.7%
Nuveen Core Plus Bond Fund (Class R6)	9.7%
Nuveen Preferred Securities Fund (Class R6)	7.0%
TIAA-CREF High-Yield Fund (Class I)	6.7%

Portfolio Composition

(% of net assets)

Banks	3.7%
Oil, Gas & Consumable Fuels	1.6%
Pharmaceuticals	1.4%
Insurance	1.2%
Chemicals	1.0%
Other	14.3%
Non-Affiliated Exchange-Traded Funds	4.8%
Affiliated Investment Companies	72.6%
Other Assets Less Liabilities	(0.6)%
Net Assets	100%

Non-Affiliated Exchange- Traded Funds	Weighting (% of net assets)	1-Year Average Annual Total Returns
Alerian MLP Exchange Traded Fund	4.8%	0.67%

Affiliated Investment Companies
Nuveen Core Plus Bond Fund (Class R6)	9.7%	3.30%
Nuveen High Yield Municipal Bond Fund (Class R6)	9.7%	0.93%
Nuveen Preferred Securities Fund (Class R6)	7.0%	9.82%
Nuveen Real Asset Income Fund (Class R6)	4.9%	6.40%
Nuveen Symphony Floating Rate Income Fund (Class R6)	12.4%	6.90%
Nuveen Symphony High Yield Bond Fund (Class R6)	6.0%	12.25%
TIAA-CREF Emerging Markets Debt Fund (Class I)	2.9%	9.06%
TIAA-CREF Emerging Markets Equity Index Fund (Class I)	6.7%	24.58%
TIAA-CREF High-Yield Fund (Class I)	6.7%	10.41%
TIAA-CREF International Equity Fund (Class I)	2.2%	18.33%
TIAA-CREF Large-Cap Growth Fund (Class I)	4.4%	17.97%

NUVEEN	17

Holding Summaries as of July 31, 2017 (continued)

Nuveen Multi-Asset Income Tax-Aware Fund

Fund Allocation

(% of net assets)

Common Stocks	27.2%
convertible Preferred Securities	0.3%
$25 Par (or similar) Retail Preferred	0.2%
Non-Affiliated Exchange-Traded Funds	4.9%
Affiliated Investment Companies	67.7%
Other Assets Less Liabilities	(0.3)%
Net Assets	100%

Top Five Holdings

(% of net assets)

Nuveen High Yield Municipal Bond Fund (Class R6)	19.1%
Nuveen Short Duration High Yield Municipal Bond Fund (Class I)	13.2%
Nuveen All-American Municipal Bond Fund (Class R6)	9.5%
TIAA-CREF Emerging Markets Equity Index Fund (Class I)	7.9%
Nuveen Limited Term Municipal Bond Fund (Class I)	7.4%

Portfolio Composition

(% of net assets)

Banks	4.3%
Oil, Gas & Consumable Fuels	1.7%
Pharmaceuticals	1.7%
Insurance	1.6%
Chemicals	1.2%
Capital Markets	1.1%
Software	1.1%
Other	15.0%
Non-Affiliated Exchange-Traded Funds	4.9%
Affiliated Investment Companies	67.7%
Other Assets Less Liabilities	(0.3)%
Net Assets	100%

Non-Affiliated Exchange-Traded Funds	Weighting (% of net assets)	1-Year Average Annual Total Returns
Alerian MLP Exchange Traded Fund	4.9%	0.67%

Affiliated Investment Companies
Nuveen All-American Municipal Bond Fund (Class R6)	9.5%	0.20%
Nuveen High Yield Municipal Bond Fund (Class R6)	19.1%	0.93%
Nuveen Inflation Protected Municipal Bond Fund (Class R6)	1.9%	2.73%
Nuveen Limited Term Municipal Bond Fund (Class I)	7.4%	0.04%
Nuveen Real Asset Income Fund (Class R6)	0.5%	6.40%
Nuveen Short Duration High Yield Municipal Bond Fund (Class I)	13.2%	0.40%
Nuveen Symphony Floating Rate Income Fund (Class R6)	1.0%	6.90%
TIAA-CREF Emerging Markets Equity Index Fund (Class I)	7.9%	24.58%
TIAA-CREF International Equity Fund (Class I)	2.1%	18.33%
TIAA-CREF Large-Cap Growth Fund (Class I)	5.1%	17.97%

18	NUVEEN

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended July 31, 2017.

The beginning of the period is February 1, 2017.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Multi-Asset Income Fund

	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,057.20	$1,053.30	$1,058.40	$1,058.40
Expenses Incurred During the Period	$2.94	$6.13	$1.04	$1.04
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.94	$1,018.83	$1,023.79	$1,023.79
Expenses Incurred During the Period	$2.89	$6.02	$1.02	$1.02

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.58%, 1.20%, 0.20% and 0.20% for Classes A, C, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).

NUVEEN	19

Expense Examples (continued)

Nuveen Multi-Asset Income Tax-Aware Fund

	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,060.70	$1,056.80	$1,062.00	$1,062.00
Expenses Incurred During the Period	$2.50	$6.32	$1.22	$1.22
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,022.37	$1,018.65	$1,023.61	$1,023.61
Expenses Incurred During the Period	$2.45	$6.20	$1.20	$1.20

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.49%, 1.24%, 0.24% and 0.24% for Classes A, C, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).

20	NUVEEN

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust V:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Multi-Asset Income Fund and Nuveen Multi-Asset Income Tax-Aware Fund (two of the funds comprising Nuveen Investment Trust V) (the “Funds”) as of July 31, 2017, and the related statements of operations, changes in net assets, and financial highlights for the period September 26, 2016 (commencement of operations) through July 31, 2017. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodian, transfer agent, and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of July 31, 2017, the results of their operations, changes in their net assets, and the financial highlights for the period September 26, 2016 through July 31, 2017, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

September 29, 2017

NUVEEN	21

Nuveen Multi-Asset Income Fund

Portfolio of Investments	July 31, 2017

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 100.6%

	COMMON STOCKS – 22.8%

	Aerospace & Defense – 0.4%

679	Embraer Aircraft Corporation	$3,434

61	General Dynamics Corporation, (2)	11,976

24	Lockheed Martin Corporation	7,011

199	Safran SA, (3)	18,828

33	Thales SA, (3)	3,653
	Total Aerospace & Defense	44,902

	Air Freight & Logistics – 0.2%

560	Deutsche Post AG, (3)	21,724

	Automobiles – 0.4%

358	Daimler AG, (3)	25,083

212	General Motors Company	7,628

30	Hyundai Motor Company, (3)	2,707

42	Toyota Motor Corporation, Sponsored ADR	4,739
	Total Automobiles	40,157

	Banks – 3.6%

5,075	Allied Irish Banks, (3)	29,803

925	Bank of America Corporation, (2)	22,311

1,917	Bank of Ireland Group PLC, (4)	15,999

165	BankUnited Inc., (2)	5,679

4,000	BOC Hong Kong Holdings Limited, (3)	19,666

486	CIT Group Inc., (2)	23,158

360	Citigroup Inc.	24,642

605	Danske Bank A/S, (3)	24,501

740	ForeningsSparbanken AB, (3)	19,297

590	Huntington BancShares Inc., (2)	7,818

1,409	ING Groep N.V., (3)	26,326

549	JPMorgan Chase & Co., (2)	50,398

487	KeyCorp., (2)	8,785

19,354	Lloyds Banking Group PLC, (3)	16,732

2,800	Mitsubishi UFJ Financial Group Inc., (3)	17,764

7,250	Unicaja Banco, (4)	10,548

400	Oversea-Chinese Banking Corporation Limited, (3)	3,350

2,171	Royal Bank of Scotland Group PLC, (3), (4)	7,118

110	Sumitomo Mitsui Trust Holdings, (3)	4,040

22	NUVEEN

Shares	Description (1)	Value

	Banks (continued)

345	The Bank of NT Butterfield and Son Limited	$11,761

347	Toronto-Dominion Bank	17,888

184	Wells Fargo & Company	9,925
	Total Banks	377,509

	Beverages – 0.2%

132	Heineken NV, (3)	13,774

76	PepsiCo, Inc.	8,862

109	Refresco Group N.V., (3)	2,130
	Total Beverages	24,766

	Biotechnology – 0.4%

319	AbbVie Inc., (2)	22,301

80	Gilead Sciences, Inc.	6,087

589	Grifols SA, Class B Shares, (3)	12,412
	Total Biotechnology	40,800

	Building Products – 0.1%

265	Johnson Controls International PLC	10,322

	Capital Markets – 0.9%

585	Ares Capital Corporation	9,588

242	Aurelius AG, (3)	14,241

17	BlackRock Inc.	7,251

110	Deutsche Boerse AG, (3)	11,486

245	Macquarie Group Limited, (3)	16,820

80	NASDAQ Stock Market, Inc., (2)	5,950

143	Raymond James Financial Inc., (2)	11,896

825	UBS Group AG, (3)	14,347

362	UBS Group AG	6,310
	Total Capital Markets	97,889

	Chemicals – 1.0%

61	Celanese Corporation, Series A, (2)	5,866

1,035	CVR Partners LP	3,757

415	Dow Chemical Company	26,660

66	Eastman Chemical Company	5,489

247	Koninklijke DSM NV, (3)	18,221

70	Linde AG, (3)	13,353

70	Monsanto Company	8,177

51	PPG Industries, Inc.	5,368

93	Praxair, Inc.	12,105
	Total Chemicals	98,996

NUVEEN	23

Nuveen Multi-Asset Income Fund (continued)

Portfolio of Investments	July 31, 2017

Shares	Description (1)	Value

	Commercial Services & Supplies – 0.1%

300	Dai Nippon Printing Co., Ltd., (3)	$3,309

121	ISS AS, (3)	4,960

125	KAR Auction Services Inc., (2)	5,255
	Total Commercial Services & Supplies	13,524

	Communications Equipment – 0.3%

934	Cisco Systems, Inc., (2)	29,374

649	Ericsson	4,167
	Total Communications Equipment	33,541

	Consumer Finance – 0.1%

160	Discover Financial Services, (2)	9,750

	Containers & Packaging – 0.3%

1,578	Amcor Limited, (3)	19,371

72	Packaging Corp. of America	7,883

127	WestRock Company, (2)	7,292
	Total Containers & Packaging	34,546

	Diversified Financial Services – 0.3%

1,110	Challenger Limited, (3)	11,407

34	Groupe Bruxelles Lambert SA, (3)	3,487

800	Orix Corporation, (3)	12,695
	Total Diversified Financial Services	27,589

	Diversified Telecommunication Services – 0.8%

599	AT&T Inc., (2)	23,361

12,000	HKT Trust and HKT Limited	15,732

118	Nippon Telegraph and Telephone Corporation, ADR, (3)	5,770

400	Nippon Telegraph and Telephone Corporation, ADR, (3)	19,575

840	Telefonica Brasil SA	12,582

211	Telenor ASA, (3)	4,212
	Total Diversified Telecommunication Services	81,232

	Electric Utilities – 0.5%

140	NextEra Energy Inc., (2)	20,453

916	Red Electrica Corporacion SA, (3), (4)	19,624

886	Scottish and Southern Energy PLC, (3)	16,124
	Total Electric Utilities	56,201

	Electrical Equipment – 0.2%

266	Eaton PLC, (2)	20,815

89	Mabuchi Motor Company Limited, (3)	4,690
	Total Electrical Equipment	25,505

24	NUVEEN

Shares	Description (1)	Value

	Electronic Equipment, Instruments & Components – 0.0%

221	Flextronics International Limited, (4)	$3,534

	Energy Equipment & Services – 0.2%

508	Aker Solutions ASA, (3)	2,541

179	Halliburton Company	7,597

81	Schlumberger Limited	5,557

312	Tenaris SA, (3)	4,937
	Total Energy Equipment & Services	20,632

	Equity Real Estate Investment Trusts – 0.5%

935	Colony Northstar, Inc.	13,688

103	Crown Castle International Corporation, (2)	10,360

64	Extra Space Storage Inc.	5,088

110	Lamar Advertising Company, (2)	7,763

85	Life Storage, Inc.	6,208

261	Park Hotels & Resorts, Inc., (2)	7,029
	Total Equity Real Estate Investment Trusts	50,136

	Food & Staples Retailing – 0.4%

213	Carrefour SA, (3)	5,116

210	CVS Health Corporation	16,785

70	Seven & I Holdings, (3)	2,821

2,086	Tesco PLC, (3)	4,795

160	Wal-Mart Stores, Inc., (2)	12,798
	Total Food & Staples Retailing	42,315

	Food Products – 0.4%

199	Groupe Danone, (3)	14,849

87	Kraft Heinz Company, (2)	7,609

142	Mondelez International Inc.	6,251

1,525	Orkla ASA, (3)	15,709
	Total Food Products	44,418

	Health Care Equipment & Supplies – 0.2%

43	Becton, Dickinson and Company	8,660

104	Medtronic, PLC	8,733
	Total Health Care Equipment & Supplies	17,393

	Health Care Providers & Services – 0.2%

39	CIGNA Corporation, (2)	6,769

87	UnitedHealth Group Incorporated, (2)	16,687
	Total Health Care Providers & Services	23,456

	Hotels, Restaurants & Leisure – 0.3%

869	Compass Group PLC, (3)	18,542

NUVEEN	25

Nuveen Multi-Asset Income Fund (continued)

Portfolio of Investments	July 31, 2017

Shares	Description (1)	Value

	Hotels, Restaurants & Leisure (continued)

89	Hilton Worldwide Holdings Inc., (2)	$5,565

80	Six Flags Entertainment Corporation, (2)	4,550
	Total Hotels, Restaurants & Leisure	28,657

	Household Durables – 0.5%

221	D.R. Horton, Inc., (2)	7,887

200	Matsushita Electric Industrial Co., Ltd, (3)	2,755

137	Newell Brands Inc.	7,223

955	Sekisui House, Ltd., (3)	16,531

76	Whirlpool Corporation	13,519
	Total Household Durables	47,915

	Household Products – 0.2%

94	Colgate-Palmolive Company	6,787

124	Reckitt and Benckiser, (3)	12,056
	Total Household Products	18,843

	Industrial Conglomerates – 0.4%

1,500	Alfa S.A.	2,082

235	General Electric Company	6,018

63	Honeywell International Inc.	8,576

310	Koninklijke Philips Electronics NV, (3)	11,847

96	Siemens AG, Sponsored ADR, (3)	13,027
	Total Industrial Conglomerates	41,550

	Insurance – 1.2%

52	Ace Limited	7,616

491	Ageas, (3)	22,104

85	Allianz AG ORD Shares, (3)	18,118

72	Axis Capital Holdings Limited	4,650

195	CNA Financial Corporation	10,130

97	Marsh & McLennan Companies, Inc.	7,563

170	Mitsui Sumitomo Insurance Company Limited, (3)	5,963

325	NN Group NV, (3)	13,174

248	Old Republic International Corporation, (2)	4,866

85	Renaissance Re Holdings, Limited	12,487

235	Unum Group	11,781

56	Willis Towers Watson PLC	8,337
	Total Insurance	126,789

	IT Services – 0.3%

66	Accenture Limited	8,502

69	DXC Technology Company	5,408

183	Fidelity National Information Services, (2)	16,693

26	NUVEEN

Shares	Description (1)	Value

	IT Services (continued)

36	Luxoft Holding Inc., (4)	$2,266
	Total IT Services	32,869

	Machinery – 0.1%

69	Ingersoll Rand Company Limited, Class A	6,064

	Media – 0.6%

369	Comcast Corporation, Class A, (2)	14,926

236	Interpublic Group of Companies, Inc.	5,100

470	National CineMedia, Inc.	3,361

39	Publicis Groupe, (3)	2,949

275	Viacom Inc., Class B	9,603

60	Walt Disney Company	6,596

755	WPP Group PLC, (3)	15,397
	Total Media	57,932

	Mortgage Real Estate Investment Trusts – 0.1%

352	Starwood Property Trust Inc., (2)	7,758

	Multi-Utilities – 0.5%

140	CenterPoint Energy, Inc.	3,947

126	CMS Energy Corporation, (2)	5,826

44	DTE Energy Company	4,711

219	NiSource Inc., (2)	5,707

1,150	Veolia Environment S.A., ADR, (3)	25,917

107	WEC Energy Group, Inc.	6,738
	Total Multi-Utilities	52,846

	Oil, Gas & Consumable Fuels – 1.6%

180	Anadarko Petroleum Corporation, (2)	8,221

239	Cameco Corporation	2,450

101	Canadian Natural Resources Limited	3,091

352	Chevron Corporation, (2)	38,435

424	Enbridge Inc.	17,576

710	Enterprise Products Partnership LP	19,312

161	HollyFrontier Company, (2)	4,643

117	Occidental Petroleum Corporation, (2)	7,246

123	Phillips 66	10,301

40	Pioneer Natural Resources Company	6,524

168	Plains GP Holdings LP, Class A Shares	4,593

88	Royal Dutch Shell PLC, Class B Shares	5,092

545	Total SA, (3)	27,715

350	Williams Companies Inc., (2)	11,123
	Total Oil, Gas & Consumable Fuels	166,322

NUVEEN	27

Nuveen Multi-Asset Income Fund (continued)

Portfolio of Investments	July 31, 2017

Shares	Description (1)	Value

	Personal Products – 0.3%

54	L’Oreal, (3)	$11,188

168	Unilever NV, (2)	9,773

248	Unilever NV, (3)	14,144
	Total Personal Products	35,105

	Pharmaceuticals – 1.3%

280	AstraZeneca PLC	8,450

1,465	GlaxoSmithKline PLC, (3)	29,164

60	Johnson & Johnson	7,963

226	Merck & Company Inc., (2)	14,437

719	Pfizer Inc., (2)	23,842

59	Roche Holdings AG, Sponsored ADR, (3)	14,937

236	Sanofi-Synthelabo, SA, (3)	22,488

230	Takeda Chemical Industries, (3)	12,150

97	Teva Pharmaceutical Industries Limited, Sponsored ADR	3,120
	Total Pharmaceuticals	136,551

	Professional Services – 0.4%

48	Adecco Group, (3)	3,662

605	Experian PLC, (3)	12,019

413	Nielsen Holdings PLC	17,763

89	Wolters Kluwer NV, (3)	3,958
	Total Professional Services	37,402

	Real Estate Management & Development – 0.3%

4,000	Capitaland Limited, (3)	10,881

530	City Developments Limited, (3)	4,399

357	Henderson Land Development Company Limited, (3)	2,063

7,125	Sino Land Company Limited, (3)	11,751
	Total Real Estate Management & Development	29,094

	Road & Rail – 0.2%

178	CSX Corporation, (2)	8,783

160	Union Pacific Corporation	16,474
	Total Road & Rail	25,257

	Semiconductors & Semiconductor Equipment – 0.3%

890	Cypress Semiconductor Corporation	12,638

535	Infineon Technologies AG, (3)	11,618

50	Rohm Company Limited, (3)	3,864

88	Xilinx, Inc., (2)	5,567
	Total Semiconductors & Semiconductor Equipment	33,687

28	NUVEEN

Shares	Description (1)			Value

	Software – 0.9%

167	CA Technologies, (2)			$5,184

455	Microsoft Corporation, (2)			33,078

645	Oracle Corporation			32,205

198	SAP SE, (3)			20,965
	Total Software			91,432

	Specialty Retail – 0.2%

1,940	Kingfisher plc, (3)			7,529

109	Lowe’s Companies, Inc.			8,437
	Total Specialty Retail			15,966

	Technology Hardware, Storage & Peripherals – 0.4%

132	Apple, Inc., (2)			19,632

80	Fuji Photo Film Co., Ltd., (3)			2,941

511	HP Inc., (2)			9,760

2	Samsung Electronics Company Limited, (3)			3,448
	Total Technology Hardware, Storage & Peripherals			35,781

	Textiles, Apparel & Luxury Goods – 0.0%

250	Wacoal Holdings Corporation, (3)			3,512

	Tobacco – 0.4%

175	Altria Group, Inc., (2)			11,370

560	Imperial Brands PLC, (3)			23,063

75	Japan Tobacco Inc., (3)			2,606

249	Skandinavisk Tobakskompagni A/S			4,019
	Total Tobacco			41,058

	Trading Companies & Distributors – 0.2%

1,200	Itochu Corporation, (3)			18,818

	Wireless Telecommunication Services – 0.4%

600	KDDI Corporation, (3)			15,898

213	SK Telecom Company Limited			5,806

6,028	Vodafone Group PLC, (3)			17,670
	Total Wireless Telecommunication Services			39,374
	Total Common Stocks (cost $2,131,375)			2,371,419

Shares	Description (1)	Coupon	Ratings (5)	Value

	CONVERTIBLE PREFERRED SECURITIES – 0.2%

	Electric Utilities – 0.1%

280	Great Plains Energy Inc.	7.000%	N/R	$15,624

	Pharmaceuticals – 0.1%

16	Teva Pharmaceutical Industries Limited, (3)	7.000%	N/R	9,261
	Total Convertible Preferred Securities (cost $27,810)			24,885

NUVEEN	29

Nuveen Multi-Asset Income Fund (continued)

Portfolio of Investments	July 31, 2017

Shares	Description (1)	Coupon	Ratings (5)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 0.2%

	Banks – 0.1%

240	Citigroup Inc.	6.875%	BB+	$7,193

	Wireless Telecommunication Services – 0.1%

320	United States Cellular Corporation	7.250%	Ba1	8,544
	Total $25 Par (or similar) Retail Preferred (cost $15,544)			15,737

Shares	Description (1), (6)			Value

	NON-AFFILIATED EXCHANGE-TRADED FUNDS – 4.8%

41,547	Alerian MLP Exchange Traded Fund			$498,564
	Total Non-Affiliated Exchange-Traded Funds (cost $512,412)			498,564

Shares	Description (1), (6)			Value

	AFFILIATED INVESTMENT COMPANIES – 72.6%

90,527	Nuveen Core Plus Bond Fund (Class R6)			$1,003,043

58,858	Nuveen High Yield Municipal Bond Fund (Class R6)			1,007,077

40,662	Nuveen Preferred Securities Fund (Class R6)			723,796

20,793	Nuveen Real Asset Income Fund (Class R6)			506,534

65,136	Nuveen Symphony Floating Rate Income Fund (Class R6)			1,289,712

36,273	Nuveen Symphony High Yield Bond Fund (Class R6)			618,828

29,637	TIAA-CREF Emerging Markets Debt Fund (Class I)			305,862

62,297	TIAA-CREF Emerging Markets Equity Index Fund (Class I)			699,606

70,916	TIAA-CREF High-Yield Fund (Class I)			701,365

11,476	TIAA-CREF International Equity Fund (Class I)			224,030

17,113	TIAA-CREF Large-Cap Growth Fund (Class I)			452,128
	Total Affiliated Investment Companies (cost $7,333,548)			7,531,981
	Total Long-Term Investments (cost $10,020,689)			10,442,586
	Other Assets Less Liabilities – (0.6)% (7)			(61,012)
	Net Assets – 100%			$10,381,574

Investments in Derivatives as of July 31, 2017

Options Purchased

Option Type	Number of Contracts	Description	Notional Amount (8)	Expiration Date	Strike Price	Value
Call	50	CBOE Volatility Index	$55,000	8/16/17	$11	$4,375
Put	10	iShares MSCI Emerging Markets ETF	40,000	9/15/17	40	125
Put	25	iShares U.S. Real Estate ETF	200,000	8/18/17	80	1,150
Put	25	SPDR Gold Shares	295,000	8/18/17	118	538
	110	Total Options Purchased (premiums paid $6,995)	$590,000			$6,188

30	NUVEEN

Investments in Derivatives as of July 31, 2017 (continued)

Options Written

Option Type	Number of Contracts	Description	Notional Amount (8)	Expiration Date	Strike Price	Value
Call	(2)	S&P 500 Index	$(492,000)	8/18/17	$2,460	$(4,210)
Call	(2)	S&P 500 Index	(500,000)	8/18/17	2,500	(505)
	(4)	Total Options Written (premiums received $2,852)	$(992,000)			$(4,715)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(3)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(5)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(6)	A copy of the most recent financial statements for the underlying funds can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov. A copy of the most recent financial statements for the affiliated underlying funds are also available by calling Nuveen at (800) 257-8787 or on its website at http://www.nuveen.com.

(7)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(8)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

ADR	American Depositary Receipt

CBOE	Chicago Board Options Exchange

ETF	Exchange-Traded Fund

MSCI	Morgan Stanley Capital International Inc.

SPDR	Standard & Poor’s Depositary Receipts

See accompanying notes to financial statements.

NUVEEN	31

Nuveen Multi-Asset Income Tax-Aware Fund

Portfolio of Investments	July 31, 2017

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 100.3%

	COMMON STOCKS – 27.2%

	Aerospace & Defense – 0.5%

847	Embraer Aircraft Corporation	$4,283

38	General Dynamics Corporation, (2)	7,461

43	Lockheed Martin Corporation	12,562

236	Safran SA, (3)	22,328

41	Thales SA, (3)	4,539
	Total Aerospace & Defense	51,173

	Air Freight & Logistics – 0.3%

725	Deutsche Post AG, (3)	28,125

	Automobiles – 0.5%

441	Daimler AG, (3)	30,899

372	General Motors Company, (2)	13,385

38	Hyundai Motor Company, (3)	3,429

53	Toyota Motor Corporation, Sponsored ADR	5,980
	Total Automobiles	53,693

	Banks – 4.2%

6,600	Allied Irish Banks, (3)	38,759

586	Bank of America Corporation, (2)	14,134

2,447	Bank of Ireland Group PLC, (4)	20,422

104	BankUnited Inc., (2)	3,580

5,000	BOC Hong Kong Holdings Limited, (3)	24,582

559	CIT Group Inc., (2)	26,636

465	Citigroup Inc.	31,829

713	Danske Bank A/S, (3)	28,875

873	ForeningsSparbanken AB, (3)	22,766

372	Huntington BancShares Inc., (2)	4,929

1,801	ING Groep N.V., (3)	33,650

574	JPMorgan Chase & Co., (2)	52,693

308	KeyCorp., (2)	5,556

22,882	Lloyds Banking Group PLC, (3)	19,782

3,300	Mitsubishi UFJ Financial Group Inc., (3)	20,936

9,087	Unicaja Banco, (4)	13,221

500	Oversea-Chinese Banking Corporation Limited, (3)	4,188

2,713	Royal Bank of Scotland Group PLC, (3), (4)	8,895

140	Sumitomo Mitsui Trust Holdings, (3)	5,141

445	The Bank of NT Butterfield and Son Limited	15,170

32	NUVEEN

Shares	Description (1)	Value

	Banks (continued)

435	Toronto-Dominion Bank	$22,424

318	Wells Fargo & Company	17,153
	Total Banks	435,321

	Beverages – 0.3%

157	Heineken NV, (3)	16,383

133	PepsiCo, Inc., (2)	15,509

137	Refresco Group N.V., (3)	2,677
	Total Beverages	34,569

	Biotechnology – 0.5%

365	AbbVie Inc., (2)	25,517

100	Gilead Sciences, Inc.	7,609

695	Grifols SA., Class B Shares, (3)	14,646
	Total Biotechnology	47,772

	Building Products – 0.1%

340	Johnson Controls International PLC	13,243

	Capital Markets – 1.1%

755	Ares Capital Corporation	12,374

307	Aurelius AG, (3)	18,066

30	BlackRock Inc.	12,796

140	Deutsche Boerse AG, (3)	14,618

290	Macquarie Group Limited, (3)	19,909

51	NASDAQ Stock Market, Inc., (2)	3,793

92	Raymond James Financial Inc., (2)	7,653

1,060	UBS Group AG, (3)	18,434

452	UBS Group AG	7,878
	Total Capital Markets	115,521

	Chemicals – 1.2%

39	Celanese Corporation, Series A, (2)	3,751

1,330	CVR Partners LP	4,828

535	Dow Chemical Company	34,368

43	Eastman Chemical Company, (2)	3,576

298	Koninklijke DSM NV, (3)	21,983

82	Linde AG, (3)	15,642

123	Monsanto Company, (2)	14,369

32	PPG Industries, Inc., (2)	3,368

129	Praxair, Inc., (2)	16,791
	Total Chemicals	118,676

NUVEEN	33

Nuveen Multi-Asset Income Tax-Aware Fund (continued)

Portfolio of Investments	July 31, 2017

Shares	Description (1)	Value

	Commercial Services & Supplies – 0.1%

375	Dai Nippon Printing Co., Ltd., (3)	$4,136

152	ISS AS, (3)	6,231

79	KAR Auction Services Inc., (2)	3,321
	Total Commercial Services & Supplies	13,688

	Communications Equipment – 0.4%

1,070	Cisco Systems, Inc., (2)	33,651

811	Ericsson	5,207
	Total Communications Equipment	38,858

	Consumer Finance – 0.1%

101	Discover Financial Services, (2)	6,155

	Containers & Packaging – 0.4%

1,858	Amcor Limited, (3)	22,808

125	Packaging Corp. of America	13,685

82	WestRock Company, (2)	4,708
	Total Containers & Packaging	41,201

	Diversified Financial Services – 0.3%

1,485	Challenger Limited, (3)	15,261

42	Groupe Bruxelles Lambert SA, (3)	4,308

1,000	Orix Corporation, (3)	15,868
	Total Diversified Financial Services	35,437

	Diversified Telecommunication Services – 0.9%

581	AT&T Inc., (2)	22,659

14,000	HKT Trust and HKT Limited	18,354

147	Nippon Telegraph and Telephone Corporation, ADR, (3)	7,188

515	Nippon Telegraph and Telephone Corporation, ADR, (3)	25,203

1,080	Telefonica Brasil SA	16,177

264	Telenor ASA, (3)	5,270
	Total Diversified Telecommunication Services	94,851

	Electric Utilities – 0.6%

165	NextEra Energy Inc., (2)	24,105

1,085	Red Electrica Corporacion SA, (3), (4)	23,244

1,044	Scottish and Southern Energy PLC, (3)	18,999
	Total Electric Utilities	66,348

	Electrical Equipment – 0.2%

241	Eaton PLC, (2)	18,858

111	Mabuchi Motor Company Limited, (3)	5,850
	Total Electrical Equipment	24,708

34	NUVEEN

Shares	Description (1)	Value

	Electronic Equipment, Instruments & Components – 0.0%

276	Flextronics International Limited, (4)	$4,413

	Energy Equipment & Services – 0.2%

635	Aker Solutions ASA, (3)	3,176

113	Halliburton Company	4,796

140	Schlumberger Limited	9,604

390	Tenaris SA, (3)	6,171
	Total Energy Equipment & Services	23,747

	Equity Real Estate Investment Trusts – 0.5%

1,200	Colony Northstar, Inc.	17,568

65	Crown Castle International Corporation, (2)	6,538

111	Extra Space Storage Inc.	8,824

71	Lamar Advertising Company, (2)	5,010

110	Life Storage, Inc.	8,034

165	Park Hotels & Resorts, Inc., (2)	4,443
	Total Equity Real Estate Investment Trusts	50,417

	Food & Staples Retailing – 0.5%

266	Carrefour SA, (3)	6,389

309	CVS Health Corporation	24,698

80	Seven & I Holdings, (3)	3,224

2,605	Tesco PLC, (3)	5,988

101	Wal-Mart Stores, Inc., (2)	8,079
	Total Food & Staples Retailing	48,378

	Food Products – 0.5%

236	Groupe Danone, (3)	17,610

55	Kraft Heinz Company, (2)	4,810

244	Mondelez International Inc.	10,741

1,955	Orkla ASA, (3)	20,139
	Total Food Products	53,300

	Health Care Equipment & Supplies – 0.3%

75	Becton, Dickinson and Company	15,105

183	Medtronic, PLC, (2)	15,366
	Total Health Care Equipment & Supplies	30,471

	Health Care Providers & Services – 0.3%

28	CIGNA Corporation, (2)	4,860

118	UnitedHealth Group Incorporated, (2)	22,634
	Total Health Care Providers & Services	27,494

	Hotels, Restaurants & Leisure – 0.3%

1,027	Compass Group PLC, (3)	21,913

NUVEEN	35

Nuveen Multi-Asset Income Tax-Aware Fund (continued)

Portfolio of Investments	July 31, 2017

Shares	Description (1)	Value

	Hotels, Restaurants & Leisure (continued)

56	Hilton Worldwide Holdings Inc., (2)	$3,502

51	Six Flags Entertainment Corporation, (2)	2,900
	Total Hotels, Restaurants & Leisure	28,315

	Household Durables – 0.5%

145	D.R. Horton, Inc., (2)	5,175

250	Matsushita Electric Industrial Co., Ltd, (3)	3,443

86	Newell Brands Inc.	4,534

1,230	Sekisui House, Ltd., (3)	21,292

87	Whirlpool Corporation, (2)	15,476
	Total Household Durables	49,920

	Household Products – 0.3%

162	Colgate-Palmolive Company	11,696

146	Reckitt and Benckiser, (3)	14,195
	Total Household Products	25,891

	Industrial Conglomerates – 0.6%

1,900	Alfa S.A.	2,637

300	General Electric Company	7,683

111	Honeywell International Inc.	15,109

400	Koninklijke Philips Electronics NV, (3)	15,286

122	Siemens AG, Sponsored ADR, (3)	16,556
	Total Industrial Conglomerates	57,271

	Insurance – 1.6%

92	Ace Limited	13,474

630	Ageas, (3)	28,362

109	Allianz AG ORD Shares, (3)	23,234

91	Axis Capital Holdings Limited	5,877

250	CNA Financial Corporation	12,987

171	Marsh & McLennan Companies, Inc.	13,333

210	Mitsui Sumitomo Insurance Company Limited, (3)	7,366

415	NN Group NV, (3)	16,822

156	Old Republic International Corporation, (2)	3,061

108	Renaissance Re Holdings, Limited	15,866

305	Unum Group	15,290

35	Willis Towers Watson PLC	5,211
	Total Insurance	160,883

	IT Services – 0.4%

116	Accenture Limited, (2)	14,943

44	DXC Technology Company	3,449

237	Fidelity National Information Services, (2)	21,619

36	NUVEEN

Shares	Description (1)	Value

	IT Services (continued)

46	Luxoft Holding Inc., (4)	$2,896
	Total IT Services	42,907

	Machinery – 0.1%

118	Ingersoll Rand Company Limited, Class A	10,370

	Media – 0.7%

376	Comcast Corporation, Class A, (2)	15,209

413	Interpublic Group of Companies, Inc.	8,925

605	National CineMedia, Inc.	4,326

49	Publicis Groupe, (3)	3,705

355	Viacom Inc., Class B	12,397

103	Walt Disney Company	11,323

892	WPP Group PLC, (3)	18,191
	Total Media	74,076

	Mortgage Real Estate Investment Trusts – 0.0%

222	Starwood Property Trust Inc., (2)	4,893

	Multi-Utilities – 0.6%

107	CenterPoint Energy, Inc.	3,016

82	CMS Energy Corporation, (2)	3,792

27	DTE Energy Company	2,891

139	NiSource Inc., (2)	3,622

1,480	Veolia Environment S.A., ADR, (3)	33,354

187	WEC Energy Group, Inc.	11,775
	Total Multi-Utilities	58,450

	Oil, Gas & Consumable Fuels – 1.7%

125	Anadarko Petroleum Corporation, (2)	5,709

299	Cameco Corporation	3,065

126	Canadian Natural Resources Limited	3,856

358	Chevron Corporation, (2)	39,090

502	Enbridge Inc.	20,809

910	Enterprise Products Partnership LP	24,752

101	HollyFrontier Company, (2)	2,913

78	Occidental Petroleum Corporation, (2)	4,831

214	Phillips 66	17,922

26	Pioneer Natural Resources Company	4,241

106	Plains GP Holdings LP, Class A Shares, (2)	2,898

110	Royal Dutch Shell PLC, Class B Shares	6,365

664	Total SA, (3)	33,767

221	Williams Companies Inc., (2)	7,023
	Total Oil, Gas & Consumable Fuels	177,241

NUVEEN	37

Nuveen Multi-Asset Income Tax-Aware Fund (continued)

Portfolio of Investments	July 31, 2017

Shares	Description (1)	Value

	Personal Products – 0.4%

64	L’Oreal, (3)	$13,260

111	Unilever NV, (2)	6,457

293	Unilever NV, (3)	16,711
	Total Personal Products	36,428

	Pharmaceuticals – 1.6%

360	AstraZeneca PLC	10,865

1,875	GlaxoSmithKline PLC, (3)	37,326

106	Johnson & Johnson	14,068

144	Merck & Company Inc., (2)	9,199

729	Pfizer Inc., (2)	24,174

76	Roche Holdings AG, Sponsored ADR, (3)	19,241

283	Sanofi-Synthelabo, SA, (3)	26,967

295	Takeda Chemical Industries, (3)	15,584

121	Teva Pharmaceutical Industries Limited, Sponsored ADR	3,893
	Total Pharmaceuticals	161,317

	Professional Services – 0.5%

60	Adecco Group, (3)	4,578

713	Experian PLC, (3)	14,165

574	Nielsen Holdings PLC	24,688

111	Wolters Kluwer NV, (3)	4,937
	Total Professional Services	48,368

	Real Estate Management & Development – 0.4%

4,700	Capitaland Limited, (3)	12,786

670	City Developments Limited, (3)	5,561

440	Henderson Land Development Company Limited, (3)	2,543

9,170	Sino Land Company Limited, (3)	15,124
	Total Real Estate Management & Development	36,014

	Road & Rail – 0.3%

112	CSX Corporation, (2)	5,526

234	Union Pacific Corporation, (2)	24,093
	Total Road & Rail	29,619

	Semiconductors & Semiconductor Equipment – 0.4%

1,145	Cypress Semiconductor Corporation	16,259

690	Infineon Technologies AG, (3)	14,984

60	Rohm Company Limited, (3)	4,637

55	Xilinx, Inc., (2)	3,479
	Total Semiconductors & Semiconductor Equipment	39,359

	Software – 1.1%

105	CA Technologies, (2)	3,259

38	NUVEEN

Shares	Description (1)			Value

	Software (continued)

585	Microsoft Corporation, (2)			$42,529

830	Oracle Corporation			41,442

238	SAP SE, (3)			25,201
	Total Software			112,431

	Specialty Retail – 0.2%

2,495	Kingfisher plc, (3)			9,682

190	Lowe’s Companies, Inc., (2)			14,706
	Total Specialty Retail			24,388

	Technology Hardware, Storage & Peripherals – 0.4%

187	Apple, Inc., (2)			27,812

100	Fuji Photo Film Co., Ltd., (3)			3,676

323	HP Inc., (2)			6,169

2	Samsung Electronics Company Limited, (3)			3,448
	Total Technology Hardware, Storage & Peripherals			41,105

	Textiles, Apparel & Luxury Goods – 0.0%

330	Wacoal Holdings Corporation, (3)			4,636

	Tobacco – 0.4%

111	Altria Group, Inc., (2)			7,212

720	Imperial Brands PLC, (3)			29,652

100	Japan Tobacco Inc., (3)			3,475

311	Skandinavisk Tobakskompagni A/S			5,020
	Total Tobacco			45,359

	Trading Companies & Distributors – 0.2%

1,500	Itochu Corporation, (3)			23,522

	Wireless Telecommunication Services – 0.5%

700	KDDI Corporation, (3)			18,548

267	SK Telecom Company Limited			7,278

7,127	Vodafone Group PLC, (3)			20,892
	Total Wireless Telecommunication Services			46,718
	Total Common Stocks (cost $2,514,251)			2,797,040

Shares	Description (1)	Coupon	Ratings (5)	Value

	CONVERTIBLE PREFERRED SECURITIES – 0.3%

	Electric Utilities – 0.2%

355	Great Plains Energy Inc.	7.000%	N/R	$19,809

	Pharmaceuticals – 0.1%

20	Teva Pharmaceutical Industries Limited, (3)	7.000%	N/R	11,576
	Total Convertible Preferred Securities (cost $35,023)			31,385

NUVEEN	39

Nuveen Multi-Asset Income Tax-Aware Fund (continued)

Portfolio of Investments	July 31, 2017

Shares	Description (1)	Coupon	Ratings (5)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 0.2%

	Banks – 0.1%

305	Citigroup Inc.	6.875%	BB+	$9,141

	Wireless Telecommunication Services – 0.1%

415	United States Cellular Corporation	7.250%	Ba1	11,080
	Total $25 Par (or similar) Retail Preferred (cost $19,977)			20,221

Shares	Description (1), (6)			Value

	NON-AFFILIATED EXCHANGE-TRADED FUNDS – 4.9%

41,364	Alerian MLP Exchange Traded Fund			$496,368
	Total Non-Affiliated Exchange-Traded Funds (cost $511,447)			496,368

Shares	Description (1), (6)			Value

	AFFILIATED INVESTMENT COMPANIES – 67.7%

83,589	Nuveen All-American Municipal Bond Fund (Class R6)			$972,145

114,693	Nuveen High Yield Municipal Bond Fund (Class R6)			1,962,399

18,411	Nuveen Inflation Protected Municipal Bond Fund (Class I)			197,006

69,255	Nuveen Limited Term Municipal Bond Fund (Class I)			759,043

2,015	Nuveen Real Asset Income Fund (Class R6)			49,106

135,118	Nuveen Short Duration High Yield Municipal Bond Fund (Class I)			1,359,290

5,115	Nuveen Symphony Floating Rate Income Fund (Class R6)			101,291

71,966	TIAA-CREF Emerging Markets Equity Index Fund (Class I)			808,182

11,304	TIAA-CREF International Equity Fund (Class I)			220,662

19,831	TIAA-CREF Large-Cap Growth Fund (Class I)			523,938
	Total Affiliated Investment Companies (cost $6,883,154)			6,953,062
	Total Long-Term Investments (cost $9,963,852)			10,298,076
	Other Assets Less Liabilities – (0.3)% (7)			(26,739)
	Net Assets – 100%			$10,271,337

40	NUVEEN

Investments in Derivatives as of July 31, 2017

Options Purchased

Option Type	Number of Contracts	Description	Notional Amount (8)	Expiration Date	Strike Price	Value
Call	50	CBOE Volatility Index	$55,000	8/16/17	$11	$4,375
Put	10	iShares MSCI Emerging Markets ETF	40,000	9/15/17	40	125
Put	25	iShares U.S. Real Estate ETF	200,000	8/18/17	80	1,150
Put	25	SPDR Gold Shares	295,000	8/18/17	118	538
	110	Total Options Purchased (premiums paid $6,995)	$590,000			$6,188

Options Written

Option Type	Number of Contracts	Description	Notional Amount (8)	Expiration Date	Strike Price	Value
Call	(2)	S&P 500 Index	$(492,000)	8/18/17	$2,460	$(4,210)
Call	(2)	S&P 500 Index	(500,000)	8/18/17	2,500	(505)
	(4)	Total Options Written (premiums received $2,852)	$(992,000)			$(4,715)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(3)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(5)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(6)	A copy of the most recent financial statements for the underlying funds can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov. A copy of the most recent financial statements for the affiliated underlying funds are also available by calling Nuveen at (800) 257-8787 or on its website at http://www.nuveen.com.

(7)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(8)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

ADR	American Depositary Receipt

CBOE	Chicago Board Options Exchange

ETF	Exchange-Traded Fund

MSCI	Morgan Stanley Capital International Inc.

SPDR	Standard & Poor’s Depositary Receipts

See accompanying notes to financial statements.

NUVEEN	41

Statement of

Assets and Liabilities	July 31, 2017

	Multi-Asset Income	Multi-Asset Income Tax-Aware
Assets
Affiliated long-term investments, at value (cost $7,333,548 and $6,883,154, respectively)	$7,531,981	$6,953,062
Non-Affiliated long-term investments, at value (cost $2,687,141 and $3,080,698, respectively)	2,910,605	3,345,014
Cash	24,059	51,570
Cash denominated in foreign currencies (cost $157 and $207, respectively)	157	206
Options purchased, at value (premiums paid $6,995 and $6,995, respectively)	6,188	6,188
Receivable for:
Dividends	28,581	23,757
Due from broker	23,896	21,163
Investments sold	7,019	4,365
Reclaims	1,295	1,663
Other assets	2,924	2,924
Total assets	10,536,705	10,409,912
Liabilities
Options written, at value (premiums received $2,852 and $2,852, respectively)	4,715	4,715
Payable for:
Dividends	32,977	26,477
Investments purchased	7,589	6,998
Shares redeemed	59	—
Accrued expenses:
12b-1 distribution and service fees	32	27
Custodian fees	52,018	48,165
Professional fees	35,748	35,745
Shareholder reporting expenses	20,324	14,799
Trustees fees	78	71
Other	1,591	1,578
Total liabilities	155,131	138,575
Net assets	$10,381,574	$10,271,337
Class A Shares
Net assets	$45,630	$25,668
Shares outstanding	2,203	1,250
Net asset value (“NAV”) per share	$20.71	$20.53
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$21.97	$21.78
Class C Shares
Net assets	$25,874	$25,650
Shares outstanding	1,250	1,250
NAV and offering price per share	$20.70	$20.52
Class R6 Shares
Net assets	$25,902	$25,675
Shares outstanding	1,250	1,250
NAV and offering price per share	$20.72	$20.54
Class I Shares
Net assets	$10,284,168	$10,194,344
Shares outstanding	496,290	496,297
NAV and offering price per share	$20.72	$20.54
Net assets consist of:
Capital paid-in	$10,018,869	$9,999,916
Undistributed (Over-distribution of) net investment income	5,674	5,357
Accumulated net realized gain (loss)	(62,304)	(65,623)
Net unrealized appreciation (depreciation)	419,335	331,687
Net Assets	$10,381,574	$10,271,337
Authorized shares – per class	Unlimited	Unlimited
Par value per share	$0.01	$0.01

See accompanying notes to financial statements.

42	NUVEEN

Statement of

Operations	For the period September 26, 2016 (commencement of operations) through July 31, 2017

	Multi-Asset Income	Multi-Asset Income Tax-Aware
Investment Income
Dividends from affiliated investments	$286,571	$203,261
Dividends from non-affiliated investments (net of foreign tax withheld of $3,554 and $4,491, respectively)	83,552	99,414
Total investment income	370,123	302,675
Expenses
Management fees	47,954	47,331
12b-1 service fees – Class A	83	53
12b-1 distribution and service fees – Class C Shares	213	210
Shareholder servicing agent fees	538	512
Custodian fees	152,935	141,428
Trustees fees	130	119
Professional fees	36,078	36,074
Shareholder reporting expenses	25,872	20,281
Federal and state registration fees	6,560	6,556
Other	3,751	3,604
Total expenses before fee waiver/expense reimbursement	274,114	256,168
Fee waiver/expense reimbursement	(251,113)	(230,969)
Net expenses	23,001	25,199
Net investment income (loss)	347,122	277,476
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Affiliated investments	(36,674)	(46,919)
Non-affiliated investments and foreign currency	46,498	51,822
Options purchased	(8,258)	(8,258)
Options written	(50,398)	(50,373)
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	198,433	69,908
Non-affiliated investments and foreign currency	223,572	264,449
Options purchased	(807)	(807)
Options written	(1,863)	(1,863)
Net realized and unrealized gain (loss)	370,503	277,959
Net increase (decrease) in net assets from operations	$717,625	$555,435

See accompanying notes to financial statements.

NUVEEN	43

Statement of

Changes in Net Assets

	Multi-Asset Income	Multi-Asset Income Tax-Aware
	For the Period 9/26/16 (commencement of operations) through 7/31/17	For the Period 9/26/16 (commencement of operations) through 7/31/17
Operations
Net investment income (loss)	$347,122	$277,476
Net realized gain (loss) from:
Affiliated investments	(36,674)	(46,919)
Non-affiliated investments and foreign currency	46,498	51,822
Options purchased	(8,258)	(8,258)
Options written	(50,398)	(50,373)
Change in net unrealized appreciation (depreciation) of:
Affiliated investments	198,433	69,908
Non-affiliated investments and foreign currency	223,572	264,449
Options purchased	(807)	(807)
Options written	(1,863)	(1,863)
Net increase (decrease) in net assets from operations	717,625	555,435
Distributions to Shareholders
From net investment income:
Class A	(1,238)	(630)
Class C	(662)	(490)
Class R6	(847)	(675)
Class I	(337,255)	(268,703)
From accumulated net realized gains from investment transactions:
Class A	(38)	(34)
Class C	(38)	(34)
Class R6	(38)	(34)
Class I	(14,886)	(13,498)
Decrease in net assets from distributions to shareholders	(355,002)	(284,098)
Fund Share Transactions
Proceeds from sale of shares	10,143,124	10,100,000
Proceeds from shares issued to shareholders due to reinvestment of distributions	369	—
	10,143,493	10,100,000
Cost of shares redeemed	(124,542)	(100,000)
Net increase (decrease) in net assets from Fund share transactions	10,018,951	10,000,000
Net increase (decrease) in net assets	10,381,574	10,271,337
Net assets at the beginning of period	—	—
Net assets at the end of period	$10,381,574	$10,271,337
Undistributed (Over-distribution of) net investment income at the end of period	$5,674	$5,357

See accompanying notes to financial statements.

44	NUVEEN

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NUVEEN	45

Financial

Highlights

Multi-Asset Income

Selected data for a share outstanding throughout the period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (9/26)
2017(f)	$20.00	$0.64	$0.74	$1.38	$(0.64)	$(0.03)	$(0.67)	$20.71
Class C (9/26)
2017(f)	20.00	0.52	0.74	1.26	(0.53)	(0.03)	(0.56)	20.70
Class R6 (9/26)
2017(f)	20.00	0.69	0.74	1.43	(0.68)	(0.03)	(0.71)	20.72
Class I (9/26)
2017(f)	20.00	0.69	0.74	1.43	(0.68)	(0.03)	(0.71)	20.72

46	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)(d)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

7.06%	$46	3.60	%*	0.70	%*	0.52	%*	3.78	%*	46%

6.42	26	4.20	*	0.13	*	1.26	*	3.07	*	46

7.30	26	3.20	*	1.13	*	0.27	*	4.06	*	46

7.30	10,284	3.20	*	1.13	*	0.27	*	4.07	*	46

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Each ratio includes the effect of reimbursement of acquired fund fees and expenses attributable to affiliated underlying funds (as disclosed in Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees) as follows:

	Ratios of Reimbursement of Acquired Fund Fees and Expenses to Average Net Assets
Year Ended July 31,	Class A		Class C		Class R6		Class I
2017(f)	0.30	%*	0.30	%*	0.30	%*	0.30	%*

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the period September 26, 2016 (commencement of operations) through July 31, 2017.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	47

Financial Highlights (continued)

Multi-Asset Income Tax-Aware

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (9/26)
2017(f)	$20.00	$0.51	$0.55	$1.06	$(0.50)	$(0.03)	$(0.53)	$20.53
Class C (9/26)
2017(f)	20.00	0.39	0.55	0.94	(0.39)	(0.03)	(0.42)	20.52
Class R6 (9/26)
2017(f)	20.00	0.56	0.55	1.11	(0.54)	(0.03)	(0.57)	20.54
Class I (9/26)
2017(f)	20.00	0.55	0.56	1.11	(0.54)	(0.03)	(0.57)	20.54

48	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)(d)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

5.43%	$26	3.29	%*	0.30	%*	0.55	%*	3.04	%*	48%

4.79	26	4.04	*	(0.45	)*	1.30	*	2.29	*	48

5.67	26	3.03	*	0.56	*	0.29	*	3.29	*	48

5.67	10,194	3.03	*	0.55	*	0.30	*	3.29	*	48

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Each ratio includes the effect of reimbursement of acquired fund fees and expenses attributable to affiliated underlying funds (as disclosed in Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees) as follows:

	Ratios of Reimbursement of Acquired Fund Fees and Expenses to Average Net Assets
Year Ended July 31,	Class A		Class C		Class R6		Class I
2017(f)	0.27	%*	0.27	%*	0.27	%*	0.27	%*

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the period September 26, 2016 (commencement of operations) through July 31, 2017.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	49

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

Nuveen Investment Trust V (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Multi-Asset Income Fund (“Multi-Asset Income”) and Nuveen Multi-Asset Income Tax-Aware Fund (“Multi-Asset Income Tax-Aware”), (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on September 27, 2006.

The end of the reporting period for the Funds is July 31, 2017, and the period covered by these Notes to Financial Statements is the fiscal period September 26, 2016 (commencement of operations) through July 31, 2017 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser, Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Investment Advisers, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds. Each Fund also has a number of additional sub-advisers (the “Managers”), each of which will directly invest, and be responsible for the day-to-day management of, that portion of the Fund’s assets that is allocated to them. The Sub-Adviser is responsible for allocating each Fund’s assets among underlying funds and the Managers.

Investment Objectives

Multi-Asset Income’s investment objective is to seek current income. Multi-Asset Income Tax-Aware’s investment objective is to seek current income, a portion of which is exempt from regular federal income tax. The secondary investment objective of the Funds is to seek capital appreciation.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

50	NUVEEN

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R6 and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Compensation

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds’ Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives, when applicable, with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market

NUVEEN	51

Notes to Financial Statements (continued)

participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Exchange-traded funds are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Index options are valued at the 4:00 p.m. Eastern Time (ET) close price of the NYSE. The values of exchange-traded options are based on the mean of the closing bid and ask prices. Index and exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

52	NUVEEN

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Multi-Asset Income	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Common Stocks	$1,347,220	$1,024,199	**	$—	$2,371,419
Convertible Preferred Securities	15,624	9,261	**	—	24,885
$25 Par (or similar) Retail Preferred	15,737	—		—	15,737
Non-Affiliated Exchange-Traded Funds	498,564	—		—	498,564
Affiliated Investment Companies	7,531,981	—		—	7,531,981
Investments in Derivatives:
Options Purchased	6,188	—		—	6,188
Options Written	(4,715)	—		—	(4,715)
Total	$9,410,599	$1,033,460		$—	$10,444,059

Multi-Asset Income Tax-Aware
Long-Term Investments*:
Common Stocks	$1,532,103	$1,264,937	**	$—	$2,797,040
Convertible Preferred Securities	19,809	11,576	**	—	31,385
$25 Par (or similar) Retail Preferred	20,221	—		—	20,221
Non-Affiliated Exchange-Traded Funds	496,368	—		—	496,368
Affiliated Investment Companies	6,953,062	—		—	6,953,062
Investments in Derivatives:
Options Purchased	6,188	—		—	6,188
Options Written	(4,715)	—		—	(4,715)
Total	$9,023,036	$1,276,513		$—	$10,299,549
*	Refer to the Fund’s Portfolio of Investments for industry classifications, when applicable.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely- traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

NUVEEN	53

Notes to Financial Statements (continued)

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds may invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. ET. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from non-affiliated investments and foreign currency,” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in unrealized appreciation (depreciation) of non-affiliated investments and foreign currency,” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Options Transactions

The purchase of options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs to take into account the current value of the option, as this is the performance expected from the counterparty. When a Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of “Options purchased, at value” on the Statement of Asset and Liabilities. When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased and/or written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options purchased and/or written” on the Statement of Operations. When an option is exercised or expires or a Fund enters into a closing purchase transaction, the difference between the net premium received, and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options purchased and/or written” on the Statement of Operations. The Fund, as writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the current fiscal period each Fund purchased a small amount of call options as part of their overwrite strategy, sold call options on equity indices as per their stated strategy and bought/sold put options on up to 5% of their portfolios.

The average notional amount of outstanding options purchased and options written during the current fiscal period, was as follows:

	Multi-Asset Income	Multi-Asset Income Tax-Aware
Average notional amount of outstanding options purchased*	$184,625	$184,625

	Multi-Asset Income	Multi-Asset Income Tax-Aware
Average notional amount of outstanding options written*	$(1,129,313)	$(1,129,688)
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

54	NUVEEN

The following table presents the fair value of all options held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Multi-Asset Income
Equity price	Options	Options purchased, at value	$6,188	Options written, at value	$(4,715)
Multi-Asset Income Tax-Aware
Equity price	Options	Options purchased, at value	$6,188	Options written, at value	$(4,715)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options purchased and options written on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Purchased/Written	Change in Net Unrealized Appreciation (Depreciation) of Options Purchased/Written
Multi-Asset Income	Equity price	Options Purchased	$(8,258)	$(807)
Multi-Asset Income	Equity price	Options Written	(50,398)	(1,863)
Multi-Asset Income Tax-Aware	Equity price	Options Purchased	(8,258)	(807)
Multi-Asset Income Tax-Aware	Equity price	Options Written	(50,373)	(1,863)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

NUVEEN	55

Notes to Financial Statements (continued)

4. Fund Shares

Transactions in Fund shares during the current fiscal period were as follows:

	For the period 9/26/16 (commencement of operations) through 7/31/17
Multi-Asset Income	Shares	Amount
Shares sold:
Class A	3,385	$68,124
Class C	1,250	25,000
Class R6	1,250	25,000
Class I	501,303	10,025,000
Shares issued to shareholders due to reinvestment of distributions:
Class A	18	369
Class C	—	—
Class R6	—	—
Class I	—	—
	507,206	10,143,493
Shares redeemed:
Class A	(1,200)	(24,542)
Class C	—	—
Class R6	—	—
Class I	(5,013)	(100,000)
	(6,213)	(124,542)
Net increase (decrease)	500,993	$10,018,951

	For the period 9/26/16 (commencement of operations) through 7/31/17
Multi-Asset Income Tax-Aware	Shares	Amount
Shares sold:
Class A	1,250	$25,000
Class C	1,250	25,000
Class R6	1,250	25,000
Class I	501,389	10,025,000
	505,139	10,100,000
Shares redeemed:
Class A	—	—
Class C	—	—
Class R6	—	—
Class I	(5,092)	(100,000)
	(5,092)	(100,000)
Net increase (decrease)	500,047	$10,000,000

5. Investment Transactions

Long-term purchases and sales (excluding derivative transactions) during the current reporting period were as follows:

	Multi-Asset Income	Multi-Asset Income Tax-Aware
Purchases	$14,632,686	$14,693,607
Sales	4,614,531	4,726,825

Transactions in options written during the current reporting period were as follows:

	Multi-Asset Income		Multi-Asset Income Tax-Aware
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding, beginning of period	—	$—	—	$—
Options written	309	303,758	310	303,783
Options terminated in closing purchase transactions	(299)	(299,459)	(299)	(299,459)
Options expired	(6)	(1,447)	(7)	(1,472)
Options outstanding, end of period	4	$2,852	4	$2,852

56	NUVEEN

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of July 31, 2017, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Multi-Asset Income	Multi-Asset Income Tax-Aware
Cost of investments	$10,024,363	$9,988,468
Gross unrealized:
Appreciation	$492,570	$475,060
Depreciation	(74,347)	(165,452)
Net unrealized appreciation (depreciation) of investments	$418,223	$309,608

Permanent differences, primarily due to foreign currency transactions, investments in partnerships, investments in passive foreign investment companies, distribution reallocations and nondeductible stock issuance costs, resulted in reclassifications among the Funds' components of net assets as of July 31, 2017, the Funds' tax year end, as follows:

	Multi-Asset Income	Multi-Asset Income Tax-Aware
Capital paid-in	$(82)	$(84)
Undistributed (Over-distribution of) net investment income	(1,446)	(1,621)
Accumulated net realized gain (loss)	1,528	1,705

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of July 31, 2017, the Funds' tax year end, were as follows:

	Multi-Asset Income	Multi-Asset Income Tax-Aware
Undistributed net tax-exempt income[1]	$39,731	$33,134
Undistributed net ordinary income[1,2]	—	—
Undistributed net long-term capital gains	—	—
[1]	Undistributed net tax-exempt income and ordinary income (on a tax basis) has not been reduced for the dividends declared during the period July 1, 2017 through July 31, 2017, and paid on August 1, 2017.
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' tax year ended July 31, 2017 was designated for purposes of the dividends paid deduction as follows:

For the period September 26, 2016 (commencement of operations) through July 31, 2017	Multi-Asset Income	Multi-Asset Income Tax-Aware
Distributions from net tax-exempt income[3]	$—	$125,509
Distributions from net ordinary income[2]	313,522	123,669
Distributions from net long-term capital gains[4]	8,444	8,443
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during the fiscal year ended July 31, 2017, as Exempt Interest Dividends.
[4]	The Funds designate as long-term capital gain dividend, pursuant to the Internal Revenue Code 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended July 31, 2017.

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The Funds have elected to defer losses as follows:

	Multi-Asset Income	Multi-Asset Income Tax-Aware
Post-October capital losses[5]	$61,241	$43,897
Late-year ordinary losses[6]	—	—
[5]	Capital losses incurred from November 1, 2016 through July 31, 2017, the Funds’ tax year end.
[6]	Ordinary losses incurred from January 1, 2017 through July 31, 2017 and/or specified losses incurred from November 1, 2016 through July 31, 2017.

NUVEEN	57

Notes to Financial Statements (continued)

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Multi-Asset Income	Multi-Asset Income Tax-Aware
For the first $125 million	0.4000%	0.4000%
For the next $125 million	0.3875	0.3875
For the next $250 million	0.3750	0.3750
For the next $500 million	0.3625	0.3625
For the next $1 billion	0.3500	0.3500
For net assets over $2 billion	0.3250	0.3250

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of July 31, 2017, the complex-level fee for each Fund was 0.1602%.

The Adviser has agreed to waive fees and/or reimburse expenses so that each Fund’s total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.60% of the average daily net assets any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expenses for the Class R6 Shares will be less than the expense limitation. These fee waivers and expense limitations are in effect through November 30, 2018, and may be terminated or modified prior to that time only with the approval of the Board. In addition to the foregoing waiver, the Fund’s Adviser also has agreed to reimburse each Fund for that portion of acquired fund fees and expenses that is attributable to the indirect management fees incurred through the Fund’s investments in affiliated underlying funds. The amount of this reimbursement will fluctuate depending on the Fund’s daily allocations to affiliated underlying funds. This reimbursement is expected to remain in effect permanently and it cannot be terminated without the approval of the Board.

58	NUVEEN

Other Transactions with Affiliates

Affiliated Investment Companies

Information regarding each Fund’s investments in affiliated investment companies as of the end of the reporting period were as follows:

Multi-Asset Income

Description	Value as of 9/26/16 (commencement of operations)	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Purchases	Sales	Shares as of 7/31/17	Value as of 7/31/17
Nuveen Core Plus Bond Fund (Class R6)	$—	$—	$(7,957)	$31,862	$1,011,000	$—	90,527	$1,003,043
Nuveen High Yield Municipal Bond Fund (Class R6)	—	—	(8,916)	42,600	1,015,993	—	58,858	1,007,077
Nuveen NWQ Flexible Income Fund (Class R6)	—	809	—	6,698	300,000	300,809	—	—
Nuveen Preferred Securities Fund (Class R6)	—	(19)	27,034	32,732	698,137	1,356	40,662	723,796
Nuveen Real Asset Income Fund (Class R6)	—	(37,830)	8,519	25,040	1,126,000	590,155	20,793	506,534
Nuveen Symphony Floating Rate Income Fund (Class R6)	—	3,425	2,631	62,227	1,707,768	424,112	65,136	1,289,712
Nuveen Symphony High Yield Bond Fund (Class R6)	—	12,196	24,666	38,923	1,100,000	518,034	36,273	618,828
TIAA-CREF Emerging Markets Debt Fund (Class I)	—	(2,203)	9,665	12,336	601,199	302,799	29,637	305,862
TIAA-CREF Emerging Markets Equity Index Fund (Class I)	—	(948)	96,417	7,033	703,371	99,234	62,297	699,606
TIAA-CREF High-Yield Fund (Class I)	—	262	14,763	27,120	699,336	12,996	70,916	701,365
TIAA-CREF Inflation-Linked Bond Fund (Class I)	—	(2,730)	—	—	200,000	197,270	—	—
TIAA-CREF International Equity Fund (Class I)	—	—	20,659	—	203,371	—	11,476	224,030
TIAA-CREF Large-Cap Growth Fund (Class I)	—	—	10,952	—	441,176	—	17,113	452,128
TIAA-CREF Real Estate Securities Fund (Class I)	—	(9,636)	—	—	100,000	90,364	—	—
Total	$—	$(36,674)	$198,433	$286,571	$9,907,351	$2,537,129		$7,531,981

Multi-Asset Income Tax-Aware

Description	Value as of 9/26/16 (commencement of operations)	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Purchases	Sales	Shares as of 7/31/17	Value as of 7/31/17
Nuveen All-American Municipal Bond Fund (Class R6)	$—	$(6,340)	$(28,420)	$32,864	$1,400,000	$393,095	83,589	$972,145
Nuveen High Yield Municipal Bond Fund (Class R6)	—	(21,794)	(3,432)	79,697	2,287,159	299,534	114,693	1,962,399
Nuveen Inflation Protected Municipal Bond Fund (Class I)	—	(20)	—	4,134	200,000	2,974	18,411	197,006
Nuveen Limited Term Municipal Bond Fund (Class I)	—	(16,692)	(8,549)	16,332	1,396,802	612,518	69,255	759,043
Nuveen Real Asset Income Fund (Class R6)	—	(8,077)	806	3,159	250,000	193,623	2,015	49,106
Nuveen Short Duration High Yield Municipal Bond Fund (Class I)	—	—	(37,257)	40,965	1,396,547	—	135,118	1,359,290
Nuveen Symphony Floating Rate Income Fund (Class R6)	—	5,064	512	16,325	793,603	697,888	5,115	101,291
TIAA-CREF Emerging Markets Equity Index Fund (Class I)	—	(1,101)	113,208	8,835	800,314	104,239	71,966	808,182
TIAA-CREF High-Yield Fund (Class I)	—	2,041	—	950	196,547	198,588	—	—
TIAA-CREF International Equity Fund (Class I)	—	—	20,348	—	200,314	—	11,304	220,662
TIAA-CREF Large-Cap Growth Fund (Class I)	—	—	12,692	—	511,246	—	19,831	523,938
Total	$—	$(46,919)	$69,908	$203,261	$9,432,532	$2,502,459		$6,953,062

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by Nuveen Securities, LLC (the “Distributor”). During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Multi-Asset Income	Multi-Asset Income Tax-Aware
12b-1 fees retained	$212	$209

As of the end of the reporting period, TIAA owned shares of the Funds as follows:

	Multi-Asset Income	Multi-Asset Income Tax-Aware
Class A Shares	1,250	1,250
Class C Shares	1,250	1,250
Class R6 Shares	1,250	1,250
Class I Shares	496,250	496,250

NUVEEN	59

Notes to Financial Statements (continued)

8. Borrowing Arrangements

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $3 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2018 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, none of the Funds utilized this facility.

9. New Accounting Pronouncements

Amendments to Regulation S-X

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X is August 1, 2017. Management is still evaluating the impact of the final rules, if any.

10. Subsequent Events

Management Fees

During May 2017, the Board approved a change to each Fund’s annual Fund-level management fee schedule, which will become effective on August 1, 2017.

Effective August 1, 2017 the annual Fund-level fee, payable monthly, for each Fund will be calculated according to the following schedule:

Average Daily Net Assets	Multi-Asset Income	Multi-Asset Income Tax-Aware
For the first $125 million	0.4000%	0.4000%
For the next $125 million	0.3875	0.3875
For the next $250 million	0.3750	0.3750
For the next $500 million	0.3625	0.3625
For the next $1 billion	0.3500	0.3500
For the next $3 billion	0.3250	0.3250
For the next $2.5 billion	0.3000	0.3000
For the next $2.5 billion	0.2875	0.2875
For net assets of $10 billion and greater	0.2750	0.2750

60	NUVEEN

Additional

Fund Information (Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Drive Chicago, IL 60601 Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800)257-8787

Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	Multi-Asset Income	Multi-Asset Income Tax-Aware
% QDI	20.7%	15.0%
% DRD	8.1%	9.9%

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

NUVEEN	61

Glossary of Terms

Used in this Report (Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Bloomberg Barclays U.S. Universal Index: represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Effective Duration: Effective Duration is for a bond with an embedded option when the value is calculated to include the expected change in cash flow caused by the option as interest rates change. This measures the responsiveness of a bond’s price to interest rate changes and illustrates the fact that the embedded option will also affect the bond’s price.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Flexible Portfolio Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Flexible Portfolio Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Nuveen Multi-Asset Income Fund Blended Benchmark: A blended return composed of 60% Bloomberg Barclays U.S. Universal Index/40% MSCI All-Country World Index in which the Bloomberg Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index, while the MSCI All-Country World Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Nuveen Multi-Asset Income Tax-Aware Fund Blended Benchmark: A blended return comprised of 60% S&P Municipal Bond Index and 40% MSCI All-Country World Index in which the S&P Municipal Bond Index is an unleveraged, market value weighted index designed to measure the performance of the tax-exempt investment grade U.S. municipal bond market, while the MSCI All-Country World Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

S&P Municipal Bond Index: An unleveraged, market value weighted index designed to measure the performance of the tax-exempt, investment grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

62	NUVEEN

Annual Investment Management Agreement

Approval Process (Unaudited)

The Board of Trustees of each Fund (the “Board,” and each Trustee, a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving advisory arrangements and, at a meeting held on August 2-4, 2016 (the “Meeting”), was asked to approve the advisory arrangements for the Funds. At the Meeting, for each Fund, the Board Members, including the Independent Board Members, considered and approved the investment management agreement (the “Investment Management Agreement”) between such Fund and Nuveen Fund Advisors, LLC (the “Adviser”), and the investment sub-advisory agreements (each, a “Sub-Advisory Agreement”) between (a) the Adviser and Nuveen Investments Advisers, LLC (“NIA” or the “Lead Sub-Adviser”); (b) the Adviser and Nuveen Asset Management, LLC (“NAM”); (c) the Adviser and NWQ Investment Management Company, LLC (“NWQ”); (d) the Adviser and Santa Barbara Asset Management, LLC (“Santa Barbara”); (e) the Adviser and Symphony Asset Management LLC (“Symphony”); and (f) the Adviser and Winslow Capital Management, LLC (“Winslow”). NIA, NAM, NWQ, Santa Barbara, Symphony and Winslow are each hereafter a “Sub-Adviser.” Each Sub-Adviser except the Lead Sub-Adviser is a “Manager.” The Adviser and the Sub-Advisers are each hereafter a “Fund Adviser.” The Investment Management Agreements and the Sub-Advisory Agreements are each hereafter an “Advisory Agreement.”

To assist the Board in its evaluation of an Advisory Agreement with a Fund Adviser at the Meeting, the Independent Board Members had received, in adequate time in advance of the Meeting or at prior meetings, materials which outlined, among other things:

•	the nature, extent and quality of the services expected to be provided by the Fund Adviser;

•	the organization of the Fund Adviser, including the responsibilities of the various entities and key personnel;

•	the expertise and background of the Fund Adviser with respect to the respective Fund’s investment strategy;

•	certain performance-related information (as described below);

•	profitability of Nuveen and certain affiliates for their advisory activities;

•	the proposed management fees of the Fund Adviser, including comparisons of such fees with the management fees of comparable funds, if any;

•	the expected expenses of the respective Fund, including comparisons of such Fund’s expected expense ratio with the expense ratios of comparable funds; and

•	the soft dollar practices of the Fund Adviser, if any.

At the Meeting, the Adviser made a presentation to and responded to questions from the Board. During the Meeting, the Independent Board Members also met privately with their legal counsel to, among other things, review the Board’s duties under the Investment Company Act of 1940 (the “1940 Act”), the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser’s fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent Board Members considered the Advisory Agreements. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Funds, including, among other things: (a) the nature, extent and quality of the services expected to be provided by the Fund Advisers; (b) investment performance, as described below; (c) the advisory fees and costs of the services expected to be provided to the Funds and the profitability of the Fund Advisers; (d) the extent of any anticipated economies of scale; (e) any benefits expected to be derived by the Fund Advisers from their relationships with the Funds; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Funds’ Advisory Agreements.

A. Nature, Extent and Quality of Services

The Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including portfolio management services and administrative services. Given that the Adviser and the Managers already serve as adviser and sub-advisers, respectively, to other Nuveen funds overseen by the Board Members, the Board has a good understanding of each such Fund Adviser’s organization, operations, personnel and services. As the Independent Board Members meet regularly throughout the year to oversee the Nuveen funds, including funds currently advised by the Adviser and the Managers, the Independent Board Members have relied upon their knowledge from their meetings and any other interactions throughout the year with each such Fund Adviser in evaluating the respective Advisory Agreements. With respect to the Lead Sub-Adviser, the Independent Board Members noted that such Fund Adviser, which does not currently serve any other Nuveen funds, is an affiliate of the Adviser that generally provides investment advisory, administrative and other overlay services for clients in multiple investment strategy accounts (“MSAs”), primarily through managed account programs. The MSAs are generally sub-advised by one or more investment advisers, each of which manages a portion of the account in a particular asset class on a discretionary basis.

NUVEEN	63

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

At the Meeting and/or at prior meetings, the Independent Board Members reviewed materials outlining, among other things, the respective Fund Adviser’s organization and business; the types of services that such Fund Adviser or its affiliates provide to the Nuveen funds (as applicable) and are expected to provide to the Funds; and the experience of the respective Fund Adviser with applicable investment strategies. Further, at the Meeting and/or at prior meetings, the Independent Board Members have evaluated the background and experience of the relevant investment personnel.

With respect to services, the Board noted that each Fund would be a registered investment company that would operate in a regulated industry. In considering the services that were expected to be provided by the Fund Advisers, the Board recognized that the Adviser provides a comprehensive set of services to manage and operate the Nuveen funds, including: (a) product management (such as setting dividends; positioning the product in the marketplace; managing the relationships with the distribution platforms; maintaining and enhancing shareholder communications; and reporting to the Board); (b) investment services (such as overseeing sub-advisers and other service providers; analyzing investment performance and risks; overseeing risk management and disclosure; developing and interpreting investment policies; assisting in the development of products; helping to prepare financial statements and marketing disclosures; and overseeing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters; and helping to prepare regulatory filings and shareholder reports); (d) fund Board administration (such as preparing Board materials and organizing and providing assistance for Board meetings); (e) compliance (such as helping to devise and maintain the Nuveen funds’ compliance program and related testing); and (f) legal support (such as helping to prepare registration statements and proxy statements; interpreting regulations and policies; and overseeing fund activities).

The Independent Board Members noted that the Adviser would oversee the Sub-Advisers, which were generally expected to provide the portfolio advisory services to the Funds. In this regard, they recognized that the Lead Sub-Adviser was expected to provide services pertaining to asset allocation, manager selection and portfolio construction. Additionally, they recognized that each Fund was expected to consist of multiple sleeves that would be managed by a particular Manager and noted each Manager’s relevant experience and expertise. Further, the Independent Board Members took into account that the Funds’ investments were expected to include, among other things, other funds advised by the Adviser or by Teachers Advisors, LLC (formerly known as Teachers Advisors, Inc.), an affiliate of the Adviser (collectively, the foregoing funds are referred to as “Affiliated Underlying Funds”).

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Funds under each respective Advisory Agreement were satisfactory.

B. Investment Performance

Each Fund was new and, therefore, did not have its own performance history. The Independent Board Members noted that the Adviser and the Lead Sub-Adviser do not currently manage any other funds similar to the Funds. The Independent Board Members, however, are familiar with the performance records of other Nuveen funds advised by the Adviser and sub-advised by the Managers.

C. Fees, Expenses and Profitability

1. Fees and Expenses

In evaluating the management fees and expenses that each Fund was expected to bear, the Independent Board Members considered, among other things, such Fund’s proposed management fee structure, the rationale for its proposed fee levels, and its expected expense ratio in absolute terms as well as compared with the fees and expense ratios of comparable funds. Accordingly, the Independent Board Members reviewed, among other things, the proposed gross management fee and estimated net total expense ratio for each Fund, as well as comparative fee and expense data pertaining to such Fund’s peers in the Lipper category in which such Fund is expected to be classified.

The Independent Board Members considered, for each Sub-Adviser, its proposed sub-advisory fee rate for the Funds. In its review, for each Manager, the Independent Board Members considered the fee that such Manager receives on the corresponding open-end fund strategies that it sub-advises. Additionally, the Independent Board Members noted that each Fund may employ an option overwrite strategy that would be managed by NAM and considered the fee NAM receives for providing similar services for a Nuveen closed-end fund. The Independent Board Members recognized that the Lead Sub-Adviser did not currently manage any other Nuveen open-end or closed-end funds.

In addition, the Independent Board Members considered each Fund’s fund-level and complex-wide breakpoint schedules (described in further detail below), and any applicable fee waivers and expense reimbursements expected to be provided. The Independent Board Members noted that the Funds were each expected to invest in other funds, including Affiliated Underlying Funds. As such, the Independent Board Members recognized that the Adviser, the Managers and other affiliates may receive advisory fees from the Affiliated Underlying Funds and that the Funds would indirectly bear their pro rata portion of these fees as well as the other expenses of the Affiliated Underlying Funds. In this regard, the Independent Board Members noted that the Adviser had agreed to waive/reimburse the portion of each Fund’s fees attributable to indirect management fees incurred through such Fund’s investments in Affiliated Underlying Funds.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services to be provided to the Funds.

64	NUVEEN

2. Comparisons with the Fees of Other Clients

At the Meeting and/or at prior meetings, the Board has reviewed information regarding the fees that the Adviser and the Managers assess to the Nuveen funds compared to those of other clients, as described in further detail below. With respect to non-municipal funds, such other clients of the Adviser and/or the Managers may include: separately managed accounts (such as retail, institutional or wrap accounts), hedge funds, other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts. With respect to municipal funds, such other clients may include, for the Adviser and/or NAM, municipal separately managed accounts and passively managed exchange-traded funds (ETFs). As noted above, the Board recognized that the Lead Sub-Adviser provides services for clients in MSAs.

The Board recognized that the Funds would have several affiliated sub-advisers. With respect to each Manager, the Board has previously reviewed, among other things, the range of advisory fee rates and average fee rate assessed for the different types of clients. With respect to Symphony, such other clients include equity and taxable fixed-income hedge funds and the Board has reviewed the average fee rate and range of fee rates along with the performance fee assessed such clients. With respect to the Lead Sub-Adviser, the Independent Board Members were provided with information concerning the fee arrangements for providing services to certain types of clients. The Board has also reviewed information regarding the different types of services expected to be provided to the Funds compared to those provided to other clients of the the Adviser and the Sub-Advisers, which typically do not require the same breadth of day-to-day services required for registered funds. Further, the Board has previously considered information regarding the differences in, among other things, the distribution systems, investment policies, investor profiles, and account sizes between the Nuveen funds and the other types of clients. In addition, the Independent Board Members have also previously recognized that the management fee rates of the foreign funds advised by the Adviser may also vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. The Independent Board Members have recognized that the foregoing variations result in different economics among the product structures and culminate in varying management fees among the types of clients and funds.

The Board also was aware that, since each Fund would have multiple sub-advisers, its management fee reflected two components, the fee that would be retained by the Adviser for its services and the fee the Adviser would pay to the Sub-Advisers. The Board noted that many of the administrative services that the Adviser was expected to provide to support the Funds may not be required to the same extent or at all for the institutional clients or other clients. In general, the Board has noted that higher fee levels reflect higher levels of service provided by the Fund Advisers, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. Given the inherent differences in the various products, particularly the extensive services expected to be provided to the Funds, the Independent Board Members concluded such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees at the Meeting and/or at prior meetings, the Independent Board Members have considered the profitability of Nuveen for its advisory activities on an absolute basis and in comparison to other investment advisers. At the Meeting and/or at prior meetings, the Independent Board Members have reviewed, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen. The Independent Board Members have also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability. Additionally, the Independent Board Members noted that the sub-advisory fee for the Funds would be paid by the Adviser, however, the Board recognized that each Sub-Adviser is affiliated with Nuveen. At the Meeting and/or at prior meetings, the Independent Board Members have recognized that profitability data is rather subjective as various allocation methodologies may be reasonable to employ but yet yield different results. The Board has also reviewed the results of certain alternative methodologies. The Board has considered the allocation methodology employed to prepare the profitability data as well as a summary of the refinements to the methodology that had been adopted over the years which may limit some of the comparability of Nuveen’s revenue margins over time. Two Independent Board Members have also served as point persons for the Board to review and discuss the methodology employed to develop the profitability analysis and any proposed changes thereto and to keep the Board apprised of such changes.

At the Meeting and/or at prior meetings, the Board has also considered Nuveen’s adjusted operating margins compared to that of other comparable investment advisers (based on asset size and composition) with publicly available data. The Independent Board Members have recognized, however, the limitations of the comparative data as the other advisers may have a different business mix, employ different allocation methodologies, have different capital structure and costs, may not be representative of the industry or other factors that limit the comparability of the profitability information. Nevertheless, the Independent Board Members have noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.

Further, as the Adviser is a wholly-owned subsidiary of Nuveen which in turn is an operating division of TIAA Global Asset Management, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA-CREF”), the Board has reviewed a balance sheet for TIAA-CREF reflecting its assets, liabilities and capital and contingency reserves to have a better understanding of the financial stability and strength of the TIAA-CREF complex, together with Nuveen.

NUVEEN	65

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Based on the information provided, the Independent Board Members have noted that the Adviser appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds.

With respect to each Manager, the Independent Board Members have also considered the profitability of such Manager from its relationship with the Nuveen funds. The Independent Board Members have previously reviewed each Manager’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities. With respect to NAM, the Independent Board Members have also reviewed profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for such Manager. As the Lead Sub-Adviser is a new sub-adviser, profitability analysis for services to Nuveen funds was not available.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts expected to be paid to a Fund Adviser by a Fund as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates are expected to receive that would be directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on their review, the Independent Board Members have determined that the Adviser’s and the Managers’ levels of profitability are reasonable in light of the respective services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized that, in general, as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized with respect to the management of the funds. In this regard, the Independent Board Members considered whether the Funds could be expected to benefit from any economies of scale. Although the Independent Board Members have recognized that economies of scale are difficult to measure with precision, they have noted that there are several acceptable means to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waiver and expense limitation agreements, and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds.

Subject to certain exceptions, the funds in the Nuveen complex pay a management fee to the Adviser which is generally comprised of a fund-level component and a complex-level component. Generally, the fund level fee component declines as the assets of a particular fund grow. Accordingly, the Independent Board Members reviewed and considered the proposed management fee for each Fund, taking into account the fund-level breakpoints. In addition, at the Meeting and/or at prior meetings, the Board has also considered the Nuveen funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, generally, the complex-level fee component declines when eligible assets of the funds in the Nuveen complex combined grow. In evaluating the complex-wide fee arrangement, the Independent Board Members have considered that such arrangement was designed to capture economies of scale achieved when total fund complex assets increase, even if the assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex, and therefore all funds should benefit if these costs are spread over a larger asset base. The Independent Board Members recognized, however, that the Funds’ holdings in Affiliated Underlying Funds that are advised by the Adviser would be excluded from the complex-wide fee program since they already contribute to the complex-level fee at the underlying funds level. In this regard, they noted that the Funds nevertheless would benefit from reductions in complex-level fees indirectly as the complex reaches breakpoint levels and the fees of such Affiliated Underlying Funds are reduced. Additionally, the Independent Board Members considered each Fund’s proposed temporary expense cap.

In addition, at the Meeting and/or at prior meetings, the Independent Board Members have recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the Nuveen funds. In this regard, the Independent Board Members have noted, among other things, the additions to groups who play a key role in supporting the funds including in fund administration, operations, fund governance, investment services, compliance, product management, retail distribution and technology. The Independent Board Members have also recognized the investments in systems necessary to manage the funds including in areas of risk oversight, information technology and compliance.

Based on their review, the Independent Board Members concluded that the proposed fee structure was acceptable and reflected economies of scale to be shared with the Funds’ shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members considered information received at the Meeting and/or at prior meetings regarding other additional benefits that a Fund Adviser or its affiliates may receive as a result of their relationship with a Fund, including compensation paid to affiliates and research received in connection with brokerage transactions (i.e., soft dollar arrangements). In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees expected to be received and retained by the Funds’ principal underwriter, an affiliate of the Adviser (including fees to be received pursuant to any 12b-1 plan).

In addition to the above, the Independent Board Members considered that the Funds’ portfolio transactions will be allocated by the Managers and the Managers may benefit from research received through soft dollar arrangements. The Board has noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized that the Managers may benefit from soft dollar arrangements if they do not have to pay for this research out of their own assets, the Board also recognized that any such research may benefit the Funds to the extent it enhances the ability of the Managers to manage the Funds.

66	NUVEEN

Based on their review, the Independent Board Members concluded that any indirect benefits expected to be received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Approval

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the Investment Management Agreements and the Sub-Advisory Agreements were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services to be provided to the respective Fund and that the Investment Management Agreements and Sub-Advisory Agreements should be and were approved on behalf of the Funds.

NUVEEN	67

Trustees

and Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of directors of the Funds is currently set at twelve. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	176
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	176
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	176
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible; Board member of Milwaukee Repertory Theatre (since 2016).	176

68	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Albin F. Moschner(2) 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996). Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).	176
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011- 2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking-North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	176
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	176
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	176
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Co-Founding Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	176

NUVEEN	69

Trustees and Officers (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Member of the Board of Directors (since 2013) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	176
Robert L. Young(3) 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	174

Interested Trustee:
Margo L. Cook(2)(4) 1964 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	President (since April 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Executive Vice President (since February 2017) of Nuveen, LLC; President, Global Products and Solutions (since July 2017), and Co-Chief Executive Officer, formerly, Executive Vice President (2013-2015) of Nuveen Securities, LLC; President (since August 2017), formerly, Co-President (since October 2016), formerly Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); formerly, Managing Director of Nuveen Commodities Asset Management, LLC (2011- 2016); Chartered Financial Analyst.	176

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (5)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Greg A. Bottjer 1971 333 West Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen; Senior (since 2017) Managing Director (since October 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.	92
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Senior Managing Director (since February 2017), formerly, Managing Director (2004-2017) of Nuveen.	177
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.	177

70	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (5)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since January 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Chartered Financial Analyst.	177
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since January 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.	177
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since January 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.	177
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Senior Managing Director (since February 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since January 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Associate General Counsel (since 2011 of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since February 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010); Vice President (since 2010) and Secretary (since 2016) of Nuveen Commodities Asset Management, LLC, formerly Assistant Secretary (2010-2016).	177
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004- 2010).	177
Christopher M. Rohrbacher 1971 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Managing Director (since January 2017) of Nuveen Securities, LLC; Managing Director (Since January 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC; Vice President and Assistant Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	177
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (Since February 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.	177

NUVEEN	71

Trustees and Officers (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (5)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Joel T. Slager 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	177
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since February 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.	177

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	On June 22, 2016, Ms. Cook and Mr. Moschner were appointed as Board Members, effective July 1, 2016.
(3)	On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.
(4)	“Interested person” of the Trust, as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries.
(5)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

72	NUVEEN

Notes

NUVEEN	73

Notes

74	NUVEEN

Notes

NUVEEN	75

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment management arm of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen
may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen,
333 W. Wacker Dr., Chicago, IL 60606. Please read the
prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MAN-MUAI-0717P        258856-INV-Y-09/18

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that KPMG LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Fiscal Year Ended July 31, 2017	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Multi-Asset Income Fund [5]	35,690	0	0	0
Nuveen Multi-Asset Income Tax-Aware Fund [5]	35,690	0	0	0

Total	$71,380	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

[5]	Funds commenced operations on 09/26/2016.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Multi-Asset Income Fund	0%	0%	0%	0%
Nuveen Multi-Asset Income Tax-Aware Fund	0%	0%	0%	0%

Fiscal Year Ended July 31, 2016	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Multi-Asset Income Fund [5]	0	0	0	0
Nuveen Multi-Asset Income Tax-Aware Fund [5]	0	0	0	0

Total	$0	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

[5]	Funds commenced operations on 09/26/2016.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Multi-Asset Income Fund	0%	0%	0%	0%
Nuveen Multi-Asset Income Tax-Aware Fund	0%	0%	0%	0%

Fiscal Year Ended July 31, 2017	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust V	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended July 31, 2016	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust V	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended July 31, 2017	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Multi-Asset Income Fund	0	0	0	0
Nuveen Multi-Asset Income Tax-Aware Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended July 31, 2016	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Multi-Asset Income Fund	0	0	0	0
Nuveen Multi-Asset Income Tax-Aware Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust V

By (Signature and Title)	/s/ Kathleen L. Prudhomme
Kathleen L. Prudhomme
Vice President and Secretary

Date: October 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer
Chief Administrative Officer
(principal executive officer)

Date: October 6, 2017

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: October 6, 2017